UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:                     811-04033

Sit Mutual Funds II, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code: (612) 332-3223

Date of fiscal year end: March 31, 2013

Date of reporting period: September 30, 2012

Item 1:	Reports to Stockholders

Semi-Annual Report
September 30, 2012

U.S. Government Securities Fund

Tax-Free Income Fund

Minnesota Tax-Free Income Fund

Sit Mutual Funds

Sit Mutual Funds BOND FUNDS SEMI-ANNUAL REPORT TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

October 15, 2012

Dear fellow shareholders:

Over the six-month period ended September 30th, 2012, the U.S. fixed-income markets experienced very robust performance. In July, the 30-year U.S. Treasury bond traded at its lowest yield in recent history, while short Treasury bills continued to yield next to nothing. The low yield levels on Treasury securities were due, at least in part, to a variety of economic concerns that are ongoing both domestically and abroad. Additionally, the political picture in the U.S. is murky, and particularly so with respect to what might be done to mitigate the impacts of the upcoming “fiscal cliff “ described in further detail below.

The 30-year Treasury bond ended September yielding 2.82%. Historically low Treasury rates persisted even after an announcement by the Federal Reserve in early September that promised yet another round of quantitative easing (i.e. more printing of money). Broader evidence of the low interest rate environment is indicated by the fact that yields on all Treasury maturities longer than seven years declined by at least 50 basis points since the end of March. The six-month yield declines are on top of the more than 100 basis point declines over the prior 12 months. It would appear that near-term economic and political worries, along with large purchases by the Fed and China, are driving the Treasury market more than concerns of longer-term inflationary risk.

Further highlighting the strong returns of the U.S. fixed income markets is the performance of corporate bonds. The low level of total return potential offered by Treasuries led some taxable investors to reach for yield elsewhere. The increased demand for taxable corporate bonds easily absorbed the relatively strong supply that occurred over the period. Corporate yield spreads tightened 43 basis points in the third quarter alone, led by financials which tightened 74 basis points. Meanwhile, in the tax-exempt bond market, rates have also approached historically low yields. The tax-exempt yield curve flattened over the period as long-term bond yields declined substantially while intermediate and short yields decreased to a lesser extent.

Global

The still deteriorating fiscal and economic conditions in Europe are weighing heavily on many investors. The sovereign debt crisis continues to carry on as many major European banks and governments remain in a fragile financial position. European governments are generally sticking with unpopular austerity measures and/or tax increases. High levels of unemployment in many Eurozone countries, and especially high youth unemployment, have led to civil unrest and protests spreading from Greece to Spain and Italy. At least six of the 17 nations that use the euro currency are likely in a recession and solutions to the economic malaise have proven elusive. In addition to concerns in Europe, hopes of a global boost from Asia and South America are dimming as economies in those regions also experienced weakening growth in the second quarter. China’s economy demonstrated signs of a slowdown, potentially signaling a deterioration of demand world-wide. Growth in China is now expected to fall below +8.0% this year for the first time since 2009. Brazil’s economic growth was disappointing for the second quarter as well. It is our expectation that the global economy will continue to struggle and show signs of weakness well into 2013, motivating some investors to continue to look to U.S. Treasury bonds as a safe haven despite their already low yields.

Domestic

Mirroring some of the global concerns described above, the U.S. has had its own fiscal issues and economic data has continued to show somewhat mixed results over the past six months. The level of U.S. national debt continues to be a major concern; the debt ceiling limit is expected to be reached later this calendar year. Additionally, the looming “fiscal cliff,” which is comprised of forced spending cuts coupled with tax increases in 2013, is starting to impact U.S. economic activity. Unemployment and underemployment are still relatively high, while the labor participation rate has declined to levels which are at 30-year lows. The U.S. economy is growing, but at a lackluster pace. The likelihood of slow and slowing growth is evident on many corporate balance sheets, where instead of investing in new opportunities, companies are opting to build up their cash positions instead. With the added uncertainty surrounding an election year, it’s extremely difficult to predict what political action, if any, might be taken to mitigate either the fiscal or economic challenges before the calendar rolls over.

Three years after working out of the most recent recession, the economy and investors are once again faced with uncertainty, head-winds and slow growth. As a result of the mixed economic data, general feelings of uneasiness and doubt that political leaders will reach a timely compromise, we expect enough investors to stay entrenched in U.S. Treasury bonds to keep short-term rates relatively stable over the next six months. This demand for Treasury bonds should counter the normal trend of higher yields from increased inflation concerns resulting from the additional quantitative easing by the Federal Reserve. We further believe that potential tax increases, the current political climate and financial market uncertainty will continue to weigh on economic activity, and the overall recovery will remain sluggish.

Federal Reserve

Minutes of the Federal Reserve’s September 12th to 13th meeting showed that the Fed has structured its latest stimulus program around the purchase of mortgage bonds in an attempt to further reduce mortgage rates. Members agreed that they should attempt to stimulate a housing recovery as a means to lift the broader economy. The Fed said it would keep buying mortgage bonds until the job market showed substantial improvement. The Fed also extended its plan to keep its benchmark short-term interest rate near zero until mid-2015 and left open the possibility of taking other steps. Since 2008,

2	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

the Fed has already purchased more than $2 trillion in bonds. The latest program seeks to effectively print money to buy $40 billion mortgage bonds a month without an end date set. In comments made after the meeting, Chairman Bernanke elaborated on the Fed’s position stating that the Fed needs to drive down long-term borrowing rates because the economy isn’t growing fast enough to reduce high unemployment. He also sought to reassure investors about the Fed’s timetable for keeping its short-term rate at ultra-low levels.

The actions of the Fed have undoubtedly impacted Treasury rates. After closing March at 3.34%, the yield of the 30-year maturity U.S. Treasury bond first dipped below 3.00% in mid-May and continued to fall until reaching a low of 2.46% on July 25th. In the seven weeks leading up to the Fed’s September meeting, rates started trending upwards. The yield on the 30-year Treasury bond then peaked at 3.09% shortly after the meeting, before ultimately ending the quarter at 2.82%.

Strategy Summary

Going forward, our taxable fixed-income strategy will remain focused on seasoned, high coupon agency mortgage securities, as these structures continue to provide high levels of income at stable price levels. The income advantage is even more pronounced when compared to the low absolute levels of shorter term interest rates available with other investment alternatives. This high level of income and the stability of principal has been a core fundamental focus of our strategy since the inception of our U.S. Government Securities Fund.

The tax-exempt fixed-income strategy employed in managing both the Tax-Free Income Fund and the Minnesota Tax-Free Income Fund

will continue to focus heavily on the use of premium coupon bonds and bonds structured with put, call, sinking fund and prepayment provisions that provide regular cash flow. This strategy should have the effect of stabilizing prices of the Funds when yields start to rise. When making purchases for the Funds, we believe a bond’s yield, both on an absolute and relative basis, will continue to be the best indicator of long-term value and short-term trading opportunities will receive less focus. We believe the Funds’ durations, credit quality and industry weightings have them well-positioned for the current economic and interest rate environment. Diversification remains a key factor in managing credit risk for these Funds.

These strategies have served us very well in the past and we believe that they will remain an excellent way to achieve a superior risk-adjusted return over the next six months and beyond.

We appreciate your continued interest in the Sit family of funds.

With best wishes,

Roger J. Sit

Chairman and President

Sit Mutual Funds

SEPTEMBER 30, 2012	3

Sit U.S. Government Securities Fund

OBJECTIVE & STRATEGY

The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issued, guaranteed or insured by the U.S. government or its agencies or its instrumentalities.

Agency mortgage securities and U.S. Treasury securities are the principal holdings in the Fund. The mortgage securities that the Fund purchases consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Asociation (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

The Sit U.S. Government Securities Fund provided a return of +1.59% during the 6-month period ended September 30, 2012, compared to the return of the Barclays Intermediate Government Bond Index of +2.08%. The Fund’s 30-day SEC yield was 2.08% and its 12-month distribution rate was 2.16%.

During the six-month period, the Fund benefited from the income advantage provided by its holdings in old, higher coupon mortgage pass through securities and collateralized mortgage obligations. These securities are the primary reason the Fund yields much more than the 0.55% of income offered by the benchmark. Domestic economic uncertainty and continued European fiscal issues produced higher demand for U.S. Treasury obligations, which are typically considered the safest investment option. The Funds underweight position in U.S. Treasury bonds relative to the benchmark negatively impacted performance.

In the third quarter, the Federal Reserve announced yet another bond buying program (commonly referred to as Quantitative Easing or QE). The Federal Reserve intends to purchase $40 billion of recently originated mortgages every month, in addition to the purchases for reinvesting payments from their current mortgage holdings. The program differs from previous purchase programs, as there is no defined limit in amount or timeline; hence the program has been popularly referred to as “QE Infinity”. The timing and amounts can be changed at any time based on economic circumstances. The Fund does not invest in mortgages that are likely to be significantly influenced by the purchase program. Given the seasoned nature of the mortgages in the Fund, we expect refinancing to remain relatively stable and any impact on the Fund to be modest.

Looking forward, we believe the impending potential tax increases, current political climate, and financial market uncertainty will weigh on economic activity and the recovery will continue to be sluggish. We view the Federal Government’s massive monetary stimulus as inflationary in the intermediate term and maintain an underweight position in U.S. Treasuries. Given the uncertain environment domestically and abroad, we continue to focus on old, high coupon agency

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays Intermediate Government Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays Intermediate Government Bond Index is a sub-index of the Barclays Government Bond Index covering issues with remaining maturities of between three and five years. The Barclays Government Bond Index is an index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

mortgage securities, as these continue to provide high levels of income at stable price levels, especially relative to the low absolute levels of shorter term interest rates available from other investment alternatives. This high level of income and stability of principal has been a core fundamental focus of the Fund since its inception.

Michael C. Brilley

Bryce A. Doty, CFA

Senior Portfolio Managers

Mark H. Book, CFA

Portfolio Manager

4	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of September 30, 2012

	Sit U.S. Government Securities Fund	Barclays Inter. Gov’t Bond Index[1]	Lipper U.S. Gov’t Fund Index[2]
Six Month	1.59%	2.08%	n/a
One Year	2.63	2.39	3.93%
Five Years	5.14	5.20	6.09
Ten Years	4.19	4.20	4.55
Since Inception (6/2/87)	6.29	6.45	6.26

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Barclays Intermediate Government Bond Index is a sub-index of the Barclays Government Bond Index covering issues with remaining maturities of between three and five years. The Barclays Government Bond Index is an index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Based on total net assets as of September 30, 2012. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 9/30/12:	$11.39 Per Share
Net Asset Value 3/31/12:	$11.31 Per Share
Total Net Assets:	$1,754.1 Million
30-day SEC Yield [3]:	2.08%
12-month Distribution Rate [3]:	2.16%
Effective Duration [4]:	1.9 Years

3 The SEC Yield reflects the rate at which the Fund is earning income on its current portfolio of securities, while the distribution rate reflects the Fund’s past dividends paid to shareholders based on the net investment income distributed and the average NAV during the past 12 months. Accordingly, the Fund’s SEC yield and distribution rate may differ.

4 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the market value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

ESTIMATED AVERAGE LIFE

0-1 Year	2.1%
1-5 Years	97.0%
5-10 Years	0.9%
10-20 Years	0.0%
20+ Years	0.0%

The Adviser’s estimates of the dollar weighted average life of the portfolio’s securities, which differ from their stated maturities. The Fund’s average stated maturity was 22.1 years as of September 30, 2012.

SEPTEMBER 30, 2012	5

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2012

Sit U.S. Government Securities Fund

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)

Mortgage Pass-Through Securities - 48.8%
Federal Home Loan Mortgage Corporation - 13.2%
24,977,102	2.50	4/1/27		26,281,150
36,579,276	3.00	4/1/27		38,681,769
208,734	5.50	8/1/17-3/1/33		228,933
241,460	6.38	12/1/26-12/1/27		276,182
20,410,795	6.50	11/1/27-9/1/39		23,196,012
864,573	6.88	2/17/31		1,036,169
72,467,083	7.00	2/1/16-1/1/39		83,651,208
103,397	7.38	12/17/24		115,696
34,403,343	7.50	9/1/26-10/1/38		41,393,005
149,062	7.95	10/1/25-11/1/25		169,642
2,237,857	8.00	5/1/17-1/1/37		2,647,520
27,177	8.25	12/1/17		28,327
4,064,598	8.50	5/1/16-8/1/36		4,856,317
4,850,782	9.00	11/1/15-11/1/36		5,795,029
93,335	9.25	6/1/16-3/1/19		97,641
544,285	9.50	10/1/16-12/17/21		626,322
56,084	9.75	12/1/16-12/1/17		61,274
1,938,245	10.00	9/1/20-7/1/30		2,281,626
9,871	10.25	2/1/17		9,903
97,739	10.50	10/1/13-6/1/19		115,779
524,993	11.00	9/17/16-8/25/20		574,377
2,400	13.00	5/1/17		2,682

				232,126,563

Federal National Mortgage Association - 28.9%
7,361	4.99	3/1/19	[1]	7,702
68,880	5.76	3/1/33		77,229
1,948,129	5.81	1/1/29		2,270,237
1,211,339	5.92	1/1/35		1,352,667
3,748,843	5.94	7/1/27		4,566,911
5,223,726	5.96	11/1/27-6/1/28		6,141,625
1,349,846	6.00	9/1/28-9/1/37		1,507,329
1,796,442	6.15	6/1/28		2,122,574
491,170	6.15	6/1/33	[1]	524,794
156,579	6.20	11/1/27		178,783
3,979,873	6.21	12/1/29		4,835,270
2,523,736	6.34	4/1/28		2,926,258
3,663,824	6.35	2/1/25-10/1/30		4,231,218
1,817,114	6.45	11/1/24		2,158,906
4,428,405	6.49	10/15/28-2/1/32		5,178,905
94,052,556	6.50	1/1/22-6/1/40		107,258,144
1,459,585	6.65	1/1/28		1,750,502
5,548,173	6.74	12/1/15-7/1/29		6,801,442
180,348	6.91	11/1/26-8/1/27		206,945
3,224,765	6.94	7/1/29		4,072,330
168,613	6.95	8/1/21	[1]	178,455
199,685,741	7.00	6/1/17-1/1/40		236,803,550
1,267,524	7.20	3/1/18		1,420,708
112,701	7.32	6/1/16		112,827
1,278,993	7.34	7/1/30		1,665,447

Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)

55,703,050	7.50	6/1/22-4/1/38	66,181,743
142,539	7.62	12/1/16	144,449
296,538	7.95	9/15/20	339,088
12,050,833	8.00	4/1/16-3/1/38	14,660,701
421,468	8.17	11/15/31	512,452
10,687	8.25	4/1/22	10,919
185,266	8.33	7/15/20	213,846
1,154,546	8.46	7/20/30-3/15/32	1,364,654
91,399	8.49	9/15/30	107,376
10,360,409	8.50	2/1/16-12/1/37	12,876,311
123,982	8.52	7/20/28	132,490
35,858	8.83	12/15/25	38,745
5,351,517	9.00	10/1/19-2/1/38	6,501,461
87,515	9.25	10/1/16-2/1/17	95,175
100,768	9.34	5/15/28	109,063
3,027,526	9.50	11/1/18-8/1/31	3,541,393
278,087	9.72	8/20/25	327,945
110,358	9.75	1/15/13-4/1/25	130,251
849,025	10.00	2/1/15-6/1/30	1,000,703
67,849	10.18	7/1/20	73,303
841	10.25	8/15/13	843
203,376	10.50	5/1/15-6/1/28	236,579
46,061	10.58	8/15/20	47,533
16,361	10.91	12/15/26	16,450

			507,014,231

Government National Mortgage Association - 6.7%
6,455,120	5.40	10/15/43	6,706,702
1,179,785	5.45	7/15/27	1,277,407
219,007	5.50	9/15/25	242,966
3,718,306	5.67	4/15/42	3,934,415
177,688	5.76	3/20/33-5/20/33	199,729
7,800,888	5.85	12/15/30	8,294,599
2,093,454	5.95	3/15/37	2,231,236
2,900,634	6.00	9/15/18-11/20/34	3,302,732
4,558,289	6.09	3/15/41	4,599,493
765,608	6.20	3/15/32	873,853
2,876,988	6.25	5/15/13-4/15/29	3,355,872
1,931,351	6.35	4/20/30-11/20/31	2,205,953
459,032	6.38	8/15/26-4/15/28	520,691
321,353	6.49	11/20/31-6/20/32	366,511
36,647,239	6.50	11/15/23-3/20/41	42,066,934
108,022	6.57	9/20/32-3/20/33	124,743
79,673	6.58	2/20/28	94,253
734,532	6.75	9/15/15-6/15/29	805,919
670,314	6.91	7/20/26-2/20/27	797,905
15,839,935	7.00	5/15/24-2/20/39	18,420,718
151,669	7.02	4/20/26	180,682
164,284	7.05	2/15/23-4/20/27	196,050
563,778	7.10	5/20/25	669,927
271,454	7.15	3/20/27-4/20/27	326,335
145,872	7.25	5/15/29-6/15/29	176,101

See accompanying notes to financial statements.
6	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)

46,392	7.27	7/20/22		54,291
53,504	7.38	1/15/29		64,906
4,236,325	7.50	12/15/23-3/15/39		5,025,022
19,764	7.55	10/20/22		22,326
2,599,191	7.60	12/15/33		2,727,385
52,718	7.63	12/15/29		55,102
55,937	7.65	7/20/22		63,573
324,816	7.75	6/15/20-11/15/20		369,003
32,916	7.90	1/20/21		33,241
583,082	7.95	2/15/20-3/20/27		625,846
379,146	7.99	2/20/21-6/20/22		429,727
3,413,063	8.00	10/15/14-8/20/33		4,084,616
280,831	8.10	5/20/19-1/20/20		306,349
235,391	8.25	8/15/15-2/15/20		260,520
114,638	8.40	2/15/19-2/15/20		117,169
245,476	8.50	4/15/15-12/20/26		292,729
28,257	8.60	6/15/18		28,373
18,751	8.63	10/15/18		20,711
106,557	9.00	1/15/17-12/15/20		124,789
14,476	9.10	5/15/18		16,562
122,609	9.50	11/20/16-8/20/19		138,163
168,443	10.00	11/15/17-6/15/21		191,223
256,696	10.50	2/15/20-8/15/21		292,920
4,453	11.50	8/15/18		4,604

				117,320,876

Total Mortgage Pass-Through Securities
(cost: $823,577,971)				856,461,670

U.S. Treasury / Federal Agency Securities - 1.3%
North American Development Bank:
5,200,000	4.38	2/11/20		5,898,879
Tennessee Valley Authority:
5,000,000	6.25	12/15/17		6,372,839
Treasury Note:
10,000,000	0.50	7/31/17		9,950,779

Total U.S. Treasury / Federal Agency Securities
(cost: $22,019,166)				22,222,497

Collateralized Mortgage Obligations - 45.9%
Federal Home Loan Mortgage Corporation - 12.2%
69,058	5.11	3/25/44	[1]	70,341
3,944,676	6.00	9/15/21-5/15/36		4,528,703
16,830,680	6.50	9/15/23-10/25/43		19,420,259
1,189,939	6.50	9/25/43	[1]	1,358,112
119,248	6.70	9/15/23		134,917
266,149	6.95	3/15/28		310,343
136,947,488	7.00	12/15/20-9/25/43		154,159,753
21,054,023	7.50	10/15/21-9/25/43		25,452,784
4,522,207	8.00	3/15/21-1/15/30		5,262,437
65,384	8.25	6/15/22		75,534
372,287	8.30	11/15/20		425,525

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)

756,890	8.50	10/15/22-3/15/32		882,332
406,700	9.00	12/15/19		458,956
9,477	9.15	10/15/20		10,468
1,873,367	9.50	2/15/20-2/25/42		2,206,762

				214,757,226

Federal National Mortgage Association - 27.4%
9,648,013	4.00	10/25/22		10,140,303
14,421,855	4.50	6/25/21		15,712,063
4,668,202	6.45	9/25/37		5,289,533
65,800,368	6.50	12/25/23-12/25/42		75,304,060
194,089	6.59	3/25/29	[1]	222,932
1,338,575	6.63	6/25/42	[1]	1,535,651
24,506,292	6.75	6/25/32-4/25/37		28,013,477
5,608,738	6.82	10/25/42	[1]	6,625,788
31,303	6.85	12/18/27		36,276
4,254,155	6.99	8/25/37	[1]	4,665,153
140,343,988	7.00	1/25/21-3/25/45		160,229,090
743,565	7.01	12/25/42	[1]	877,274
5,277,640	7.03	2/25/42	[1]	6,206,299
1,830,666	7.11	6/25/42	[1]	2,182,947
4,375,659	7.25	10/25/42	[1]	5,203,727
80,476,962	7.50	8/20/27-1/25/48		93,678,932
1,333,586	7.50	6/19/30	[1]	1,502,512
1,109,704	7.52	6/17/40	[1]	1,157,766
36,914	7.70	3/25/23		42,676
8,080,400	7.95	7/25/37	[1]	8,964,291
7,414,333	8.00	7/25/22-7/25/44		8,635,056
18,003,654	8.50	1/25/21-10/25/30		21,616,923
1,345,510	8.50	11/25/37	[1]	1,608,150
1,307,246	8.62	11/25/37	[1]	1,512,120
17,656	8.70	12/25/19		20,167
22,817	8.75	9/25/20		25,042
102,551	8.95	10/25/20		117,729
3,120,504	9.00	7/25/19-10/25/30		3,674,069
45,937	9.05	12/25/18		50,807
54,626	9.25	1/25/20		62,613
77,784	9.34	10/25/42	[1]	94,042
1,099,579	9.43	6/25/32	[1]	1,271,696
2,324,706	9.47	2/25/44	1	2,912,859
3,662,292	9.50	12/25/18-12/25/41		4,552,890
132,779	9.60	3/25/20		153,787
327,280	10.06	3/25/39	1	389,515
3,327,210	10.25	9/25/42	1	4,090,003
1,710,838	11.17	6/25/44	1	2,115,420

				480,493,638

Government National Mortgage Association - 3.0%
933,498	6.50	9/20/28-3/20/31		1,099,443
1,261,993	6.96	3/16/41	[1]	1,317,889
41,016,729	7.00	9/16/23-5/20/42		46,383,917
186,698	7.50	5/16/27		228,480
2,197,725	8.00	10/16/29-1/16/30		2,574,440

See accompanying notes to financial statements.
SEPTEMBER 30, 2012	7

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2012

Sit U.S. Government Securities Fund (Continued)

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)

53,591	8.50	2/20/32		68,342

				51,672,511

Vendee Mortgage Trust - 3.3%
9,532,150	3.75	12/15/33		10,271,034
690,880	6.00	2/15/30		724,722
20,153,893	6.50	1/15/29-8/15/31		24,273,698
3,280,289	6.75	6/15/26		3,888,658
3,028,839	7.00	3/15/28		3,639,002
383,406	7.02	7/15/30	[1]	448,402
1,900,511	7.25	9/15/22-9/15/25		2,167,242
976,725	7.50	6/15/30		1,129,360
3,149,189	7.75	5/15/22-9/15/24		3,678,748
5,821,276	7.99	3/15/25	[1]	7,020,482
562,676	8.00	2/15/25		662,095
203,205	8.29	12/15/26		241,966

				58,145,409

Total Collateralized Mortgage Obligations
(cost: $797,739,028)				805,068,784

Asset-Backed Securities - 1.9%
Federal Home Loan Mortgage Corporation - 0.5%
36,503	6.09	9/25/29	[1]	37,738
250,000	6.28	10/27/31	[1]	281,354
345,470	7.00	11/25/30	[1]	359,580
3,744,027	7.15	9/25/28	[1]	4,196,886
2,880,495	7.16	7/25/29		3,040,170
1,044,097	7.27	8/25/28	[1]	1,125,015

				9,040,743

Federal National Mortgage Association - 0.2%
87,961	0.56	11/25/32	[1]	81,237
514,232	4.68	10/25/33	[1]	515,171
422,275	5.41	9/26/33	[1]	428,576
156,776	5.75	2/25/33	[1]	168,093
294,524	6.47	10/25/31	[1]	308,808
593,992	6.58	5/25/32	[1]	601,454
1,359,874	6.59	10/25/31	[1]	1,526,189
156,202	6.83	7/25/31	[1]	163,103
57,732	7.80	6/25/26	[1]	57,801

				3,850,432

Principal Amount ($)/ Contracts	Coupon Rate (%)	Maturity Date	Fair Value ($)

Small Business Administration - 1.2%
3,364,459	6.77	11/1/28	3,957,022
4,892,072	7.13	10/1/20	5,466,901
5,645,071	7.33	8/1/20	6,366,198
4,424,464	8.03	5/1/20	5,026,179

			20,816,300

Total Asset-Backed Securities (cost: $33,364,282)			33,707,475

Put Options Purchased [10] - 0.0%
150	U.S. Treasury 5 Year Future Put Options: $124.00 strike November 2012 expiration

Total Put Options Purchased
(cost: $41,666)			7,031

Total Investments in Securities - 97.9% (cost: $1,676,742,113)			1,717,467,457

Call Options Written [10] - 0.0%
(1,000)	U.S. Treasury 2 Year Future Call Options: $110.25 strike November 2012 expiration

Total Call Options Written
(premiums received: $89,421)			(93,750)

Other Assets and Liabilities, net - 2.1%			36,761,206

Total Net Assets - 100.0%			$1,754,134,913

[1]	Variable rate security. Rate disclosed is as of September 30, 2012.

[10]	The amount of $1,500,000 in cash was segregated with the broker to cover put options purchased and call options written as of September 30, 2012.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.
8	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

A summary of the levels for the Fund’s investments as of September 30, 2012 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Assets
Mortgage Pass-Through Securities	—	856,461,670	—	856,461,670
U.S. Treasury / Federal Agency Securities	—	22,222,497	—	22,222,497
Collateralized Mortgage Obligations	—	805,068,784	—	805,068,784
Asset-Backed Securities	—	33,707,475	—	33,707,475
Put Options Purchased	7,031	—	—	7,031

	7,031	1,717,460,426	—	1,717,467,457

Liabilities
Call Options Written	(93,750)	—	—	(93,750)

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
SEPTEMBER 30, 2012	9

Sit Tax-Free Income Fund

OBJECTIVE & STRATEGY

The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing primarily in investment-grade municipal securities.

Such municipal securities generate interest income that is exempt from both federal regular income tax and federal alternative minimum tax. During normal market conditions, the Fund invests 100% of its net assets in such tax-exempt municipal securities.

The Sit Tax-Free Income Fund provided a total return of +5.93% for the six-month period ended September 30, 2012, compared with a total return of +2.58% for the Barclays Capital 5-Year Municipal Bond Index. As of September 30, 2012, the Fund’s 30-day SEC yield was 4.04% and its 12-month distribution rate was 4.30%.

Tax-exempt municipal bond yields continued to decline during the six-month period, resulting in strong returns for the asset class. The tax-exempt yield curve flattened as long-term bond yields declined substantially while intermediate and short yields decreased to a lesser extent. Credit spreads also narrowed during the period.

The Fund’s outperformance during this period was due to several factors including duration, quality, and industry positioning.The Fund benefited from its longer duration versus the benchmark. From a quality perspective, the Fund benefited by having considerable exposure to bonds rated in the BBB to AA rating categories. The rated bonds in the Fund performed exceptionally well, and the Fund also benefited from its meaningful allocation to non-rated bonds. Sixteen of the eighteen industry sectors in the portfolio outperformed the benchmark return during the period. The largest industry sectors in the portfolio were other revenue, single family mortgage revenue, multi-family mortgage revenue, education/student loan revenue, and healthcare. These five sectors comprised two-thirds of the portfolio, and each outperformed the benchmark return. Lastly, the Fund’s investment in closed-end bond funds produced an impressive total return during the six-month period of nearly +11%.

The Fund maintains its duration longer than its benchmark, with significant weightings in intermediate and longer-term bonds. The Fund will likely shorten its duration over the course of the next year, however, if long-term yields continue to decline. Although the tax-exempt yield curve continued to flatten during the period, it remains relatively steep on a historical basis. While credit spreads have tightened markedly since the 2008 financial crisis, we believe that credit spreads for many bonds rated A and below, as well as select non-rated bonds, remain attractive. Therefore, even with the strong returns

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays 5-Year Municipal Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

provided by the Fund over the past year and the low level of absolute yields at present, we believe the Fund’s duration, credit quality and industry weightings have it well-positioned for the current environment. As always, our strategy continues to emphasize income, which we believe is the primary driver of return over the long run. Diversification remains a key factor in managing risk.

Michael C. Brilley

Debra A. Sit, CFA

Paul J. Jungquist, CFA

Senior Portfolio Managers

10	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of September 30, 2012

	Sit Tax-Free Income Fund	Barclays 5-Year Muni Bond Index[1]	Lipper General Muni. Bond Fund Index[2]
Six Month	5.93%	2.58%	n/a
One Year	11.22	4.68	10.68%
Five Years	4.82	5.72	5.66
Ten Years	3.88	4.37	4.72
Since Inception (9/29/88)	5.51	5.74	6.11

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Other Revenue	15.1%
Single Family Mortgage	14.8%
Multifamily Mortgage	13.1%
Education/Student Loan	12.8%
Hospital/Health Care	9.6%
Closed-End Mutual Funds	6.9%
Insured	6.0%
General Obligation	5.9%
Sectors less than 5%.	12.0%
Cash & Other Net Assets	3.8%

Based on total net assets as of September 30, 2012. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 9/30/12:	$9.58 Per Share
Net Asset Value 3/31/12:	$9.23 Per Share
Total Net Assets:	$175.1 Million
30-day SEC Yield [3]:	4.04%
Tax Equivalent Yield [4]:	6.22%
12-month Distribution Rate [3]:	4.30%
Average Maturity:	16.8 Years
Effective Duration [5]:	6.1 Years

3 The SEC Yield reflects the rate at which the Fund is earning income on its current portfolio of securities, while the distribution rate reflects the Fund’s past dividends paid to shareholders based on the net investment income distributed and the average NAV during the past 12 months. Accordingly, the Fund’s SEC yield and distribution rate may differ.

4 The tax-equivalent yield is based on an assumed tax rate of 35.0%.

5 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the market value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Adviser’s Assessment of Non-Rated Securities:
AAA	0.0%
AA	1.5
A	0.7
BBB	5.2
BB	8.4
<BB	5.1

Total	20.9%

SEPTEMBER 30, 2012	11

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2012

Sit Tax-Free Income Fund

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Municipal Bonds - 89.3%
Alabama - 0.3%
500,000	Pell City Special Care Facs. Finance Rev.	5.00	12/1/39	536,865

Alaska - 0.9%
415,000	AK Hsg. Finance Corp. Mtg. Rev.	4.25	12/1/40	425,275
500,000	AK Hsg. Finance Corp. Mtg. Rev. (GO of Corp. Insured)	4.50	12/1/35	525,305
250,000	AK Industrial Dev. & Export Auth. Rev. (Boys & Girls Home) 2, [5]	5.50	12/1/12	85,012
500,000	Koyukuk Health Facility Rev. (Tanana Chief’s Conf. Health Care)	7.00	10/1/23	550,140

				1,585,732

Arizona - 3.6%
250,000	AZ Health Facs. Auth. Rev. (Beatitudes Campus Proj.)	5.10	10/1/22	247,070
986,462	AZ Health Facs. Auth. Rev. (New Arizona Family Proj.)	5.25	7/1/27	1,045,216
250,000	Festival Ranch Community Facs. District G.O.	6.25	7/15/24	274,802
200,000	Flagstaff Industrial Dev. Auth. Rev. (Sr. Living Community Proj.)	5.50	7/1/22	202,788
850,000	Phoenix Industrial Development Authority	5.25	6/1/34	949,688
300,000	Pima Co. Industrial Dev. Auth. Education Rev. (AZ Charter Schools Proj.)	6.70	7/1/21	300,813
495,000	Pima Co. Industrial Dev. Auth. Education Rev. (AZ Charter Schools Proj.)	5.00	7/1/26	456,891
250,000	Pima Co. Industrial Dev. Auth. Education Rev. (AZ Charter Schools Proj.)	6.75	7/1/31	250,478
345,000	Pima Co. Industrial Dev. Auth. Education Rev. (Choice Education & Dev. Corp. Proj.)	6.00	6/1/16	354,726
500,000	Pima Co. Industrial Dev. Auth. Education Rev. (Coral Academy Science Proj.)	6.38	12/1/18	521,005
250,000	Pima Co. Industrial Dev. Auth. Education Rev. (P.L.C. Charter Schools Proj.)	6.00	4/1/16	250,408
400,000	Pima Co. Industrial Dev. Auth. Education Rev. (Tucson Country Day School Proj.)	5.00	6/1/22	400,136
500,000	Quail Creek Community Facs. District G.O.	5.15	7/15/16	515,880
500,000	Quechan Indian Tribe of Fort Yuma Rev. (Tribal Economic Dev.)	9.75	5/1/25	528,345

				6,298,246

Arkansas - 0.3%
460,000	Rogers Rev. (Sales & Use Tax)	4.13	11/1/31	501,667

California - 12.5%
350,000	Acalanes Union High School District G.O. [6]	3.02	8/1/39	240,583
500,000	Agua Caliente Band of Cahuilla Indians Rev. [4]	6.00	7/1/18	491,895
250,000	Alameda Corridor Transportation Auth. Rev. Capital Appreciation (AMBAC Insured) [6]	6.71	10/1/24	277,695
250,000	Alameda Corridor Transportation Auth. Rev. Sr. Lien (NATL-RE Insured)	5.25	10/1/21	250,342
400,000	Brea Redevelopment Agency Capital Appreciation Tax Allocation [6]	7.03	8/1/29	140,560
500,000	CA Co. Tobacco Securitization Agy. Rev. (Golden Gate Tobacco Proj.)	5.00	6/1/36	406,590
336,601	CA Community Hsg. Fin. Agy. Lease Rev. Pass Thru Obligation 2, [5]	4.85	11/1/12	20,196
250,000	CA Finance Auth. Education Rev. (American Heritage Education Foundation Proj.)	5.25	6/1/26	238,938
250,000	CA Finance Auth. Rev. (Kern Regional Center Proj.) [9]	6.88	5/1/25	299,005
350,000	CA Finance Auth. Rev. (Literacy First Proj.)	5.50	9/1/22	367,860
495,000	CA Govt. Finance Auth. Lease Rev. (Placer Co. Transportation Proj.)	6.00	12/1/28	506,152
285,000	CA Hsg. Finance Agy. Home Mtg. Rev.	5.20	8/1/28	293,408
205,000	CA Hsg. Finance Agy. Home Mtg. Rev.	5.50	8/1/38	208,969
500,000	CA Infrastructure & Economic Dev. Bank Rev.	6.00	2/1/30	547,205
500,000	CA School Facs. Finance Auth. Rev. (Azusa Unified School District) (AGM Insured) [6]	6.00	8/1/29	499,650
250,000	CA Statewide Communities Dev. Auth. Multifamily Rev. (Bel Mar Apts. Proj.) (FNMA Collateral)	4.70	7/15/32	274,305
250,000	CA Statewide Communities Dev. Auth. Rev. (Kaiser Permanente Proj.)	5.50	11/1/32	250,885
235,000	CA Statewide Communities Dev. Auth. Rev. (Sunedison Huntington Beach Solar Proj.)	6.00	1/1/21	254,653
500,000	CA Statewide Communities Dev. Auth. Rev. (Sunedison Irvine School District)	5.25	1/1/16	507,880
500,000	CA Statewide Communities Dev. Auth. Rev. C.O.P (Internext Group)	5.38	4/1/30	501,410
400,000	Carlsbad Unified School District G.O. Capital Appreciation [6]	6.13	8/1/31	318,036
2,300,000	Ceres Unified School District G.O. Capital Appreciation (NATL-RE FGIC Insured) [6]	5.91	8/1/27	969,358
1,000,000	Colton Joint Unified School District G.O. (AGM Insured) [6]	5.80	8/1/35	708,980

See accompanying notes to financial statements.
12	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

250,000	Eden Township Hospital District C.O.P.	6.00	6/1/25	277,545
500,000	Encinitas Union School District G.O. Capital Appreciation [6]	6.75	8/1/35	383,895
1,000,000	Glendale Unified School District G.O. Capital Appreciation [6]	6.22	9/1/27	459,020
500,000	Hartnell Community College G.O. [6]	7.00	8/1/34	372,130
500,000	Hawthorne School District C.O.P. (AGM Insured) [6]	6.00	12/1/29	491,745
1,045,000	Hayward Unified School District G.O. Capital Appreciation (AGM Insured) [6]	5.48	8/1/33	350,953
250,000	Imperial Community College District G.O. Capital Appreciation (AGM Insured) [6]	0.97	8/1/40	253,810
215,000	Lindsay-Strathmore Irrigation District C.O.P. [9]	4.50	8/1/30	230,538
1,100,000	Los Alamitos Unified School District Capital Appreciation C.O.P. [6]	3.24	8/1/34	672,188
560,000	Manteca Unified School District Capital Appreciation C.O.P. (NATL-RE Insured) [6]	7.55	9/15/25	283,119
250,000	Marina Coast Water District Rev.	5.00	6/1/20	286,408
250,000	Martinez Unified School District G.O. [6]	6.13	8/1/35	275,395
500,000	Northern CA Gas Auth. No. 1 Rev. [1]	1.03	7/1/27	364,215
1,000,000	Oak Grove School District G.O. [6]	6.96	6/1/41	155,370
2,100,000	Pittsburg CA Unified School District Rev. Capital Appreciation (AGM GO of District Insured) [6]	7.12	9/1/29	743,274
500,000	Placentia-Yorba Linda Unified School District C.O.P. Capital Appreciation (AGM Insured) [6]	6.25	10/1/28	462,795
600,000	Redondo Beach School District G.O. [6]	6.38	8/1/34	596,082
500,000	Richmond Community Redev. Agy. Tax Allocation	6.00	9/1/30	559,045
250,000	Richmond Joint Powers Fin. Auth. Rev. (Point Potrero)	6.25	7/1/24	285,070
1,000,000	Robla School District G.O. (AGM Insured) [6]	6.51	8/1/36	294,760
500,000	Sacramento Co. Water Financing Auth. Rev. (NATL-RE FGIC Insured) [1]	0.85	6/1/39	324,935
1,000,000	San Bernardino City Unified School District G.O. Capital Appreciation (NATL-RE Insured) [6]	4.72	8/1/29	411,160
250,000	San Bernardino Joint Powers Financing Auth. Rev. (City Hall Proj.) (NATL-RE Insured)	5.60	1/1/15	245,182
250,000	San Joaquin Hills Toll Road Rev. Ref. (NATL-RE Insured)	5.25	1/15/30	250,625
250,000	South Bayside Waste Management Auth. Rev. (Shoreway Environmental)	6.25	9/1/29	286,322
500,000	Southern Kern Unified School District G.O. (AGM Insured) [6]	4.50	11/1/31	487,235
350,000	Southwest Community Finance Auth. Rev. (Riverside Co. Proj.) [9]	6.00	5/1/24	402,766
350,000	Sulphur Springs Union School District C.O.P. Capital Appreciation (AGM Insured) [6]	1.31	12/1/37	360,370
755,000	Sutter Union High School District G.O. Capital Appreciation[6]	7.25	8/1/33	224,235
600,000	Tracy Joint Unified School District G.O. Capital Appreciation[6]	3.07	8/1/41	298,344
500,000	Tustin Unified School District G.O. Capital Appreciation [6]	6.05	8/1/28	386,445
400,000	Upland C.O.P. (San Antonio Community Hospital Proj.)	6.38	1/1/32	475,200
500,000	Val Verde Unified School District G.O. Capital Appreciation (AGM Insured) [6]	6.13	8/1/34	353,400
400,000	Walnut Public Financing Auth. Tax Allocation (AMBAC Insured)	5.38	9/1/22	400,920
300,000	West Contra Costa Healthcare District C.O.P.	6.00	7/1/32	345,861
500,000	Westminster School District G.O. [6]	5.37	8/1/24	310,885

				21,935,797

Colorado - 2.8%
250,000	CO Education & Cultural Facs. Auth. Rev. (CO Springs Charter Academy Proj.)	5.60	7/1/34	262,642
500,000	CO Education & Cultural Facs. Auth. Rev. Ref. (Vail Mountain School Proj.)	6.00	5/1/30	534,495
500,000	CO Health Facs. Auth. Rev. (Evangelical Lutheran Good Samaritan)	5.00	12/1/42	532,325
575,000	CO Hsg. Finance Auth. Multifamily Rev.	3.90	10/1/42	575,000
400,000	CO Hsg. Finance Auth. Single Family Mtg. Rev.	5.50	11/1/29	414,612
625,000	CO Hsg. Finance Auth. Single Family Mtg. Rev. (FHA Insured)	5.00	11/1/34	657,294
955,000	Denver Health & Hospital Auth. Healthcare Rev. [1]	1.38	12/1/33	731,692
557,749	Lyons Rev. (Longmont Humane Society Proj.)	4.75	11/30/16	563,700
500,000	Regional Transportation District Private Activity Rev. (Denver Trans. Partners)	6.00	1/15/34	583,880

				4,855,640

Connecticut - 2.0%
500,000	CT Health & Educational Fac. Auth. Rev. (Stamford Hospital)	5.13	7/1/35	552,710

See accompanying notes to financial statements.
SEPTEMBER 30, 2012	13

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2012

Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

1,000,000	CT Hsg. Finance Auth. Rev.	4.00	11/15/34	1,025,680
210,000	CT Hsg. Finance Auth. Rev.	5.15	11/15/34	224,425
500,000	CT Hsg. Finance Auth. Rev. (GO of Auth.)	3.75	11/15/35	508,855
500,000	CT Hsg. Finance Auth. Rev. (GO of Auth.)	4.75	11/15/35	538,140
425,000	CT Hsg. Finance Auth. Rev. (GO of Auth.)	4.90	11/15/36	464,142
147,850	Hamden Facs. Rev. (Whitney Center Proj.)	6.13	1/1/14	148,066
300,000	Mashantucket Western Pequot Tribe Sub. Special Rev. 2, [4,5]	5.75	9/1/18	119,346

				3,581,364

Delaware - 0.1%
310,000	Millsboro Special Obligation Rev. (Plantation Lakes Dev. District)	5.45	7/1/36	239,962

Florida - 7.2%
250,000	Alachua County Health Facs. Auth. Rev. (Oak Hammock University)	8.00	10/1/32	299,872
375,000	Alachua County Health Facs. Auth. Rev. (Terraces Bonita Springs District)	7.13	11/15/16	379,800
500,000	Bay Co. Educational Facs. Rev. (Bay Haven Charter)	5.25	9/1/30	514,005
410,000	Boynton Beach Rev. (Charter Schools Boynton Beach, Inc.)	6.25	6/1/27	419,209
335,000	Capital Trust Agy. Rev. (Golf Villas, Rivermill, and Village Square Apartments Proj.) 2, [5]	4.75	6/1/13	190,943
1,000,000	Capital Trust Agy. Rev. (Golf Villas, Rivermill, and Village Square Apartments Proj.) 2, [5]	5.88	6/1/38	569,980
415,000	Collier Co. Industrial Dev. Auth. Rev. (NCH Healthcare System Proj.)	6.25	10/1/39	485,695
100,000	Fiddlers Creek Community Dev. District No. 2 Special Assessment Rev. 2, [5]	5.75	5/1/13	52,522
500,000	FL Governmental Utility Auth. Rev.	5.00	10/1/37	546,515
250,000	FL Hsg. Finance Corp. (GNMA/FNMA Collateralized)	5.00	7/1/26	280,508
320,000	FL Hsg. Finance Corp. (GNMA/FNMA/FHLMC Collateralized)	5.00	7/1/39	342,090
250,000	FL Mid-Bay Bridge Authority [6]	6.95	10/1/21	143,315
15,000	Forest Creek Community Dev. District Capital Improvement Special Assessment Rev. 2, [5]	7.00	11/1/13	14,845
135,000	Gramercy Farms Community Dev. District Special Assessment 2, [5]	5.10	5/1/14	1
535,000	Gramercy Farms Community Dev. District Special Assessment [6]	3.24	5/1/39	81,352
500,000	Highlands Co. Health Facs. Auth. Rev. (Adventist Health) [1]	5.00	11/15/31	543,700
400,000	Jacksonville Economic Dev. Commission Health Care Facs. Rev. Ref.	6.00	9/1/17	455,336
500,000	Lake Ashton Community Dev. District Cap. Improvement Special Assessment Rev. 2, [5]	5.00	3/31/14	170,930
500,000	Lakewood Ranch Stewardship District Cap. Improvement Special Assesment Rev. (Lakewood Center)	7.40	5/1/30	550,475
250,000	Lexington Oaks Community Dev. District Special Assessment Rev.	5.65	5/1/33	271,992
250,000	Magnolia Creek Community Dev. District Rev. 2, [5]	5.60	5/1/14	100,088
500,000	Martin County Health Facs. Auth. Rev. (Martin Memorial Medical Center)	5.50	11/15/32	558,900
750,000	Mediterra South Community Dev. District Special Assessment	5.10	5/1/31	769,132
230,000	New River Community Dev. District Cap. Improvement Special Assessment Rev. 2, [5]	5.00	5/1/13	2
135,000	New River Community Dev. District Cap. Improvement Special Assessment Rev. [6]	1.96	5/1/15	119,571
275,000	New River Community Dev. District Cap. Improvement Special Assessment Rev. [6]	1.85	5/1/18	124,074
140,000	New River Community Dev. District Cap. Improvement Special Assessment Rev. [6]	0.40	5/1/38	96,802
350,000	New River Community Dev. District Cap. Improvement Special Assessment Rev. [6]	0.80	5/1/38	155,008
265,000	Pinellas Co. Educational Facilities Auth. Rev.	6.13	9/15/21	286,719
750,000	Sarasota Co. Health Facs. Auth. Retirement Rev. Ref. (Village on the Isle)	5.50	1/1/27	795,158
500,000	Seminole Tribe Special Obligation Rev. [4]	5.50	10/1/24	538,785
250,000	Seven Oaks Community Dev. District Special Assessment Rev.	5.50	5/1/33	266,880
600,000	Tallahassee Health Facs. Rev. (Memorial Health Care Proj.)	6.38	12/1/30	602,196
295,000	Tolomato Community Dev. District Special Assessment2, [5]	6.38	5/1/17	134,139
110,000	Tolomato Community Dev. District Special Assessment	6.38	5/1/17	106,782
105,000	Tolomato Community Dev. District Special Assessment2, [5]	6.38	5/1/17	1
10,000	Tolomato Community Dev. District Special Assessment2, [5]	6.38	5/1/17	5,348
40,000	Tolomato Community Dev. District Special Assessment[6]	6.61	5/1/39	28,701
85,000	Tolomato Community Dev. District Special Assessment[6]	6.61	5/1/40	48,963
45,000	Tolomato Community Dev. District Special Assessment[6]	6.61	5/1/40	19,068
500,000	Viera East Community Dev. District Special Assessment Rev. Ref.	5.00	5/1/26	504,150

See accompanying notes to financial statements.
14	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

500,000	Waterlefe Community Dev. District Special Assessment	4.88	5/1/31	506,675
10,000	Waters Edge Community Dev. District Cap. Improvement Rev.	5.35	5/1/39	10,064
685,000	Waters Edge Community Dev. District Cap. Improvement Rev. [6]	6.64	5/1/39	322,053
97,556	Waters Edge Community Dev. District Cap. Improvement Special Assessment Rev.	5.00	11/1/12	24,403
50,000	West Villages Improvement District Special Assessment Rev. (Unit of Dev. No. 3) 2, [5]	5.50	5/1/37	22,367
450,000	Zephyr Ridge Community Dev. District Special Assessment Rev. 2, [5]	5.25	5/1/13	179,186

				12,638,300

Georgia - 2.4%
198,019	Alpharetta Dev. Auth. Rev (Fulton Science Academy)	6.25	7/1/31	113,861
250,000	Atlanta Water and Wastewater Rev. (NATL-RE Insured)	5.00	11/1/39	250,422
1,320,000	East Point Tax Allocation	8.00	2/1/26	1,322,112
1,000,000	GA Housing & Finance Authority Rev.	4.00	12/1/37	1,026,250
300,000	GA State Environmental Loan Acquisition Corp. Rev.	5.13	2/15/31	349,335
750,000	GA State Environmental Loan Acquisition Corp. Rev.	5.13	3/15/31	872,048
250,000	Private Colleges & Universities Auth. Rev. (Mercer University)	5.00	10/1/32	270,522

				4,204,550

Guam - 0.2%
435,000	Northern Mariana Islands Commonwealth G.O.	5.00	10/1/22	389,603

Hawaii - 0.2%
250,000	HI State Dept. of Budget & Fin. Rev. (Kahala Nui Proj.)	5.25	11/15/37	266,575

Idaho - 0.6%
570,000	ID Hsg. & Fin. Assoc. Nonprofit Facs. Rev. (Compass Public Charter School Proj.)	5.50	7/1/30	584,410
500,000	ID Hsg. & Fin. Assoc. Nonprofit Facs. Rev. (Idaho Arts Charter School Proj.)	5.75	12/1/32	529,175

				1,113,585

Illinois - 6.7%
375,000	Chicago Board of Education G.O.	5.50	12/1/39	438,862
1,000,000	Dekalb, Kane & Lasalle Counties Comm. College Dist. No. 523 G.O. Capital Appreciation [6]	6.58	2/1/30	402,280
500,000	Harvey Ref. & Improvement G.O.	5.50	12/1/27	476,710
265,000	IL C.O.P. (NATL-RE Insured)	5.80	7/1/17	265,366
795,000	IL Fin. Auth. Rev. (Columbia College) (XLCA Insured)	4.75	12/1/23	821,696
500,000	IL Fin. Auth. Rev. (Lake Forest College)	5.75	10/1/32	524,030
750,000	IL Fin. Auth. Rev. (Noble Network Charter Schools) (ACA Insured)	5.00	9/1/27	749,970
395,000	IL Fin. Auth. Rev. (TEMPS-50-The Admiral at the Lake Proj.)	6.00	5/15/17	395,359
250,000	IL Fin. Auth. Rev. (UNO Charter School Network)	6.88	10/1/31	280,532
1,000,000	IL Fin. Auth. Sports Facs. Rev. (North Shore Ice Arena Proj.)	6.25	12/1/38	551,450
500,000	IL Fin. Auth. Sports Facs. Rev. (United Sports Organizations of Barrington Proj.) 2, [4,5]	6.13	10/1/27	29,895
500,000	IL Fin. Auth. Sports Facs. Rev. (United Sports Organizations of Barrington Proj.) 2, [4,5]	6.25	10/1/37	29,895
110,000	IL Health Facs. Auth. Rev. (Ingalls Health System Proj.) (NATL-RE Insured)	6.25	5/15/14	110,405
380,000	IL Housing Dev. Auth. (AMBAC GO of Authority Insured)	4.50	7/1/47	382,329
500,000	IL Sports Facs. Auth. (AMBAC Insured)	5.00	6/15/32	505,040
250,000	Lake Co. Community Consolidated School District No. 50 Woodland G.O.	5.63	1/1/26	303,588
115,000	Lombard Public Facs. Corp. Rev. First Tier (Conference Center & Hotel Proj.)	6.38	1/1/15	90,771
1,925,000	Lombard Public Facs. Corp. Rev. First Tier (Conference Center & Hotel Proj.)	5.25	1/1/36	1,004,946
550,000	Lombard Public Facs. Corp. Rev. First Tier (Conference Center & Hotel Proj.) (ACA Insured)	5.50	1/1/25	355,272
250,000	Macon County School District No. 61 Decatur G.O. (AGM Insured)	5.25	1/1/37	283,045
1,945,000	Malta Tax Allocation Rev.	5.75	12/30/25	1,244,878
818,000	Manhattan Special Service Area Special Tax No. 07-6 (Groebe Farm-Stonegate) 2, 5	5.75	3/1/22	225,097
310,000	Northern Illinios University Rev. (Auxiliary Facs.) (AGM Insured)	5.50	4/1/26	354,144
500,000	Railsplitter Tobacco Settlement Auth. Rev.	6.25	6/1/24	562,600
415,000	Southwestern IL Dev. Auth. Rev. (Village of Sauget Proj.)	5.63	11/1/26	355,132

See accompanying notes to financial statements.
SEPTEMBER 30, 2012	15

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2012

Sit Tax-Free Income Fund (Continued)

Principal		Coupon	Maturity	Fair
Amount ($)	Name of Issuer	Rate (%)	Date	Value ($)

605,000	Southwestern IL Dev. Auth. Tax Allocation Ref. (Local Govt. Program)	7.00	10/1/22	629,291
280,000	St. Clair Co. Township High School District No. 203 O’Fallon G.O. (AMBAC Insured)	5.75	12/1/26	319,533

				11,692,116

Indiana - 3.4%
700,000	Carmel Multifamily Hsg. Rev. (Barrington Carmel Proj.)	6.00	11/15/22	696,794
300,000	Damon Run Conservancy Dist. G.O. (St Intercept Insured)	6.10	7/1/25	333,027
370,000	East Chicago Redev. Commission Tax Allocation (Harborside Redev. Proj.)	5.50	1/15/16	372,819
100,000	Elkhart Co. Hospital Auth. Rev. (Elkhart General Hospital Proj.) (AMBAC-TCRS Insured)	5.25	8/15/28	100,104
500,000	Hammond Local Public Improvement Bond Bank	4.00	2/15/14	506,970
400,000	Hammond Local Public Improvement Bond Bank	6.50	8/15/25	420,260
250,000	Hammond Local Public Improvement Bond Bank	6.50	8/15/30	261,495
525,000	IN Finance Auth. Educational Facs. Rev. (Marian University Proj.)	6.50	9/15/30	598,001
300,000	IN Finance Auth. Rev. (BHI Senior Living)	5.50	11/15/26	333,153
295,000	IN Finance Auth. Rev. (Parkview Health System)	5.75	5/1/31	341,085
350,000	IN Health & Educational Fac. Fin. Auth. Rev. (Schneck Memorial Hospital Proj.)	5.25	2/15/30	364,700
305,000	IN Health Facs. Fin. Auth. Hospital Rev. (Community Hospital of Anderson Proj.)	6.00	1/1/23	305,686
1,000,000	Mt. Vernon School Building Corp. Rev. (State Aid Withholding)	5.00	1/15/37	1,057,830
250,000	St. Joseph Co. Health Facs. Rev. (Holy Cross Village) [1]	6.25	5/15/39	259,258
340,555	St. Joseph Co. Hospital Auth. Health Facs. Rev. (Madison Center) 2, [5]	5.25	2/15/28	40,877

				5,992,059

Iowa - 0.5%
250,000	IA Student Loan Liquidity Corp. Rev.	5.80	12/1/31	270,200
225,000	Mason City Community School District Rev.	5.00	7/1/29	245,002
250,000	Waterloo Community School District Rev.	5.00	7/1/29	273,012

				788,214

Kansas - 0.3%
500,000	Wyandotte Co./Kansas City Board of Public Utility Rev. (Office Building Complex) (NATL-RE Insured)	5.00	5/1/21	501,720

Kentucky - 0.4%
200,000	KY Hsg. Corp. Rev. Ref.	4.75	7/1/35	214,038
425,000	Pikeville Hospital Rev. Ref. (Pikeville Medical Center)	6.50	3/1/41	508,746

				722,784

Louisiana - 2.5%
204,762	Denham Springs/Livingston Hsg. & Mtg. Finance Auth. Rev.	5.00	11/1/40	209,121
860,000	Jefferson Parish Finance Auth. Single Family Mtg. Rev.	5.00	6/1/38	915,117
160,000	LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Home Ownership Program)	6.00	12/1/28	172,346
1,245,000	LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Home Ownership Program)	5.70	12/1/38	1,326,672
385,000	LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Mtg. Backed Securities Program)	4.60	6/1/29	426,149
250,000	LA Public Facs. Auth. Rev. (Belle-Chase Educational Foundation Proj.) (NATL-RE Insured)	6.50	5/1/31	286,825
750,000	LA Public Facs. Auth. Rev. (Tulane Univ. Proj.) (NATL-RE Insured) [1]	0.99	2/15/36	672,188
190,000	LA University & Agricultural & Mechanical College Rev. (Health Sciences Center Proj.) (NATL-RE Insured)	6.20	5/1/20	190,788
90,000	Lafayette Public Finance Auth. Single Family Mortgage-Backed Rev.	5.35	1/1/41	90,422

				4,289,628

Maine - 0.6%
325,000	ME Education Auth. Student Loan Rev. (Assured Guaranty)	5.63	12/1/27	370,757
500,000	ME Health & Higher Educational Facs. Auth. Rev. (ME General Medical Center)	7.50	7/1/32	624,825

				995,582

Maryland - 0.7%
235,000	MD Community Dev. Administration Rev.	5.13	9/1/30	265,209

See accompanying notes to financial statements.
16	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal		Coupon	Maturity	Fair
Amount ($)	Name of Issuer	Rate (%)	Date	Value ($)

575,000	MD Health & Higher Educational Facs. Auth. Rev. (Adventist Healthcare)	6.25	1/1/31	672,784
500,000	Montgomery County Housing Opportunites Commission Single Family Mtg. Rev. [6]	5.62	7/1/28	208,135

				1,146,128

Massachusetts - 1.3%
70,000	MA Development Finance Agency Facs. Rev.	6.25	6/1/14	47,643
415,000	MA Education Finance Auth. Education Rev.	5.15	1/1/26	473,079
235,000	MA Education Finance Auth. Education Rev.	5.25	1/1/28	264,514
250,000	MA Housing Finance Agy. Rev.	3.50	12/1/31	251,912
400,000	MA Housing Finance Agy. Rev.	4.05	12/1/32	413,628
250,000	MA Housing Finance Agy. Rev.	4.75	6/1/35	269,122
500,000	MA Housing Finance Agy. Rev. (FHA Insured)	5.30	12/1/38	538,795

				2,258,693

Michigan - 2.0%
335,000	Advanced Technology Academy Rev.	6.00	11/1/28	344,773
250,000	MI Hospital Finance Auth. Rev. (Mid-Michigan Obligation Group Proj.)	6.13	6/1/34	293,625
850,000	MI Hospital Finance Auth. Rev. Ref. (Presbyterian Village)	5.25	11/15/25	859,086
250,000	MI Hsg. Dev. Auth. (GO of Authority Insured)	4.63	10/1/41	263,268
500,000	MI Public Education Facs. Auth. Ltd. Rev. Ref. (Nataki Talibah Proj.) (Q-SBLF Insured)	6.25	10/1/23	502,765
280,000	MI Public Education Facs. Auth. Ltd. Rev. Ref. (Richfield Public School Proj.)	5.00	9/1/22	282,176
465,000	MI Public Education Facs. Auth. Rev. Ref. (Bradford Proj.) [4]	6.00	9/1/16	426,121
335,000	MI Tobacco Settlement Finance Auth. Sr. Rev.	5.13	6/1/22	294,465
300,000	Oakland County Economic Development Corp. Rev. (Roman Catholic Archdiocese Proj.)	6.50	12/1/20	312,300

				3,578,579

Minnesota - 2.3%
1,975,445	Intermediate School District 287 Lease Rev.	5.30	11/1/32	2,077,517
500,000	Minneapolis Mulitfamily Hsg. Rev. (Riverside Plaza)	6.00	11/1/13	498,155
290,000	MN Hsg. Fin. Agy. Mtg. Rev. (Mtg. Backed Securities Program) (GNMA/FNMA Collateralized)	4.40	7/1/32	298,787
520,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	5.10	1/1/40	558,069
500,000	Wayzata Sr. Housing Rev. (Folkestone Senior Living Community)	5.30	5/1/27	517,265

				3,949,793

Mississippi - 0.4%
300,000	MS Development Bank Rev. (Magnolia Reg. Health Center Proj.)	6.50	10/1/31	358,017
135,000	MS Home Corp. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.60	6/1/38	141,172
215,000	MS Home Corp. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	6.75	6/1/39	226,199

				725,388

Missouri - 1.6%
500,000	Chillicothe Tax Increment Rev. (South U.S. 65 Proj.)	5.63	4/1/27	489,095
480,000	Community Memorial Hospital District Rev.	6.68	12/1/34	461,722
250,000	Independence 39th St. Transportation District Rev. Ref. & Improvement	6.88	9/1/32	259,498
500,000	Kansas City Industrial Dev. Auth. Rev. (Kansas City Pkg. LLC)	5.45	9/1/23	536,860
750,000	Lakeside 370 Levee District Improvement Special Tax 2, [5]	7.00	4/1/28	496,845
500,000	Moberly Industrial Dev. Auth. (Annual Appropriation Proj.) 2, [5]	6.00	9/1/24	99,945
250,000	St. Louis Co. Industrial Dev. Auth. Rev. (Nazareth Living Center)	5.88	8/15/32	254,480
250,000	St. Louis Co. Industrial Dev. Auth. Rev. Ref. (Friendship Village Sunset Hills)	5.00	9/1/32	269,458

				2,867,903

Montana - 0.7%
175,000	MT Board of Housing Single Family Rev. (GO of BRD Insured)	4.70	12/1/26	189,313

See accompanying notes to financial statements.
SEPTEMBER 30, 2012	17

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2012

Sit Tax-Free Income Fund (Continued)

Principal		Coupon	Maturity	Fair
Amount ($)	Name of Issuer	Rate (%)	Date	Value ($)

240,000	MT Board of Housing Single Family Rev. (GO of BRD Insured)	4.85	6/1/28	269,011
687,061	MT Facs. Finance Auth. Rev. (Great Falls Pre-Release Services Proj.)	5.08	4/1/21	769,027

				1,227,351

Nevada - 2.0%
250,000	Clark Co. Economic Dev. Rev. (Alexander Dawson School Proj.)	5.38	5/15/33	252,778
415,000	Clark Co. Improvement Special Assessment (Summerlin Proj.)	4.85	2/1/17	406,808
600,000	Las Vegas Paiute Tribe Rev. (ACA Insured)	6.63	11/1/17	586,200
750,000	Las Vegas Redev. Agy. Tax Allocation Rev.	7.50	6/15/23	853,448
425,000	NV Hsg. Dev. Single Family Mtg. Program Mezzanine (GNMA/FNMA/FHLMC Collateralized)	5.10	10/1/40	457,402
500,000	Sparks Redev. Agy. Tax Increment Rev. (Redev. Area No. 1 Proj.)	5.00	1/15/22	525,725
420,000	Sparks Redev. Agy. Tax Increment Rev. (Redev. Area No. 2 Proj.)	6.40	6/1/20	449,345

				3,531,706

New Hampshire - 1.1%
890,000	Manchester Hsg. & Redev. Auth. Rev. (ACA Insured)	6.75	1/1/15	866,744
550,000	NH Health & Educ. Facs. Auth. Rev. (Covenant Health System Obligation Group) (GO of BD BK Insured)	5.00	7/1/42	595,892
400,000	NH Health & Educ. Facs. Auth. Rev. (Wentworth Douglas Hospital)	6.00	1/1/34	461,848

				1,924,484

New Jersey - 1.1%
250,000	NJ Economic Dev. Auth. Rev. Ref. (Harrogate Inc.)	5.75	12/1/16	250,292
145,000	NJ Higher Education Assistance Auth. Student Loan Rev.	5.00	6/1/27	153,001
250,000	NJ Higher Education Assistance Auth. Student Loan Rev.	5.00	12/1/28	278,705
35,000	NJ Higher Education Assistance Auth. Student Loan Rev.	4.75	12/1/29	36,334
725,000	NJ Hsg. & Mtg. Finance Agy. Rev.	5.05	10/1/39	776,649
400,000	NJ Hsg. & Mtg. Finance Agy. Single Family Mtg. Rev.	4.50	10/1/30	434,540

				1,929,521

New Mexico - 1.6%
390,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	4.80	9/1/29	425,186
360,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.35	9/1/30	383,634
755,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.25	9/1/34	828,590
515,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	3.90	9/1/42	522,303
540,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	4.13	9/1/42	560,288

				2,720,001

New York - 1.7%
250,000	Albany Capital Resource Corp. Rev. (The College of Saint Rose)	5.63	7/1/31	274,902
250,000	Chautauqua County Capital Resource Corp. Rev. (Women’s Christian Assn. Proj.)	6.75	11/15/16	275,472
500,000	New York City Housing Development Corp.	4.20	5/1/37	514,075
250,000	New York City Housing Development Corp. Multifamily Mtg. Rev.	4.60	11/1/36	266,422
500,000	NY Mortgage Agency Rev.	4.13	10/1/40	519,945
495,000	NY Mortgage Agency Rev.	4.75	10/1/42	525,215
200,000	NY State Dormitory Auth. Rev. Ref. (Miriam Osborne Memorial Home)	5.00	7/1/42	212,582
400,000	NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.)	4.88	11/1/42	432,784

				3,021,397

North Dakota - 0.8%
1,000,000	North Dakota Hsg. Fin. Agy. Rev.	3.60	7/1/32	1,007,670
385,000	North Dakota Hsg. Fin. Agy. Rev. (GO of Agency Insured)	4.75	7/1/30	420,713

				1,428,383

Ohio - 2.2%
425,000	Buckeye Tobacco Settlement Finance Auth. Asset-Backed Sr. Rev.	5.13	6/1/24	358,190

See accompanying notes to financial statements.
18	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal		Coupon	Maturity	Fair
Amount ($)	Name of Issuer	Rate (%)	Date	Value ($)

250,000	Butler Co. Hospital Facs. Rev. (Kettering Health Network)	6.38	4/1/36	303,315
815,000	Cleveland-Cuyahoga Co. Port Auth. Dev. Rev. (St. Clarence Proj.)	6.00	5/1/21	815,799
703,500	Cuyahoga Co. Hsg. Mtg. Sr. Rev. (R H Myers Apts. Proj.) (GNMA Collateralized)	5.70	3/20/42	772,394
250,000	Lucas Co. Health Facs. Rev. (Sunset Retirement Communities)	5.00	8/15/21	275,172
550,000	Lucas Co. Hospital Rev. (Promedica Health Care Proj.)	6.50	11/15/37	688,242
115,000	OH Hsg. Finance Agy. Residential Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.45	9/1/33	119,564
500,000	Portage Co. Port Auth. Rev. (Northeast Ohio Medical Univ. Proj.)	5.00	12/1/37	538,930

				3,871,606

Oklahoma - 0.7%
400,000	Citizen Potawatomi Nation Sr. Obligation Tax Rev.	6.50	9/1/16	397,008
375,000	Delaware Co. Justice Auth. Rev.	3.75	9/1/29	378,829
400,000	Fort Sill Apache Tribe Economic Dev. Auth.	8.50	8/25/26	441,324

				1,217,161

Oregon - 0.6%
250,000	Salem Hospital Facility Auth. Rev. (Capital Manor, Inc.)	5.63	5/15/32	263,080
430,000	Western Generation Agy. Rev. (Wauna Cogeneration Proj.)	5.00	1/1/21	430,718
300,000	Western Generation Agy. Rev. (Wauna Cogeneration)	5.00	1/1/21	300,210

				994,008

Pennsylvania - 3.3%
235,000	Allegheny Co. Industrial Dev. Auth. Charter School Rev. (Propel Charter-McKeesport)	5.90	8/15/26	250,195
485,000	Butler Co. General Authority Rev. (School District Proj.) (AGM GO of District) [1]	1.01	10/1/34	348,380
250,000	Central Bradford Progress Auth. Rev. (Guthrie Healthcare System)	5.50	12/1/31	294,522
250,000	Erie Co. Hospital Auth. Rev. (St. Vincent Health Center Proj.)	7.00	7/1/27	274,885
600,000	Geisinger Auth. Health System Rev. (Geisinger Health System Proj.) [1]	1.07	5/1/37	447,978
250,000	Lehigh Co. General Purpose Auth. Rev. (Saint Luke’s Bethlehem) [1]	1.31	8/15/42	165,795
500,000	Luzerne Co. G.O. (FSA Insured)	7.00	11/1/26	606,125
280,000	PA Higher Educational Facs. Auth. Rev. (AICUP Financing Program)	5.38	5/1/42	293,563
500,000	PA Housing Finance Agy. Single Family Mtg. Rev.	4.85	10/1/37	533,365
300,000	PA Hsg. Finance Agy. Rev.	5.00	10/1/25	336,420
500,000	PA Hsg. Finance Agy. Rev. (GO of Agency Insured)	4.63	10/1/29	537,605
500,000	PA Hsg. Finance Agy. Single Family Mtg. Rev.	4.75	10/1/28	546,340
210,000	PA Hsg. Finance Agy. Single Family Mtg. Rev.	4.75	10/1/39	214,175
500,000	PA Turnpike Commission Rev. Capital Appreciation [6]	5.13	12/1/35	473,410
500,000	PA Turnpike Commission Rev. Capital Appreciation (AGM Insured) [6]	6.25	6/1/33	532,410

				5,855,168

Puerto Rico - 2.6%
285,000	Puerto Rico Commonwealth Aqueduct & Sewer Auth. Rev.	6.00	7/1/38	298,213
500,000	Puerto Rico Electric Power Auth. Rev. [1]	0.99	7/1/25	389,680
450,000	Puerto Rico Public Finance Corp. Commonwealth Appropriation Rev. [9]	5.50	8/1/31	472,118
1,775,000	Puerto Rico Public Improvement G.O.	5.50	7/1/39	1,833,025
250,000	Puerto Rico Public Improvement G.O. (AGM Insured)	5.50	7/1/27	282,588
350,000	Puerto Rico Public Improvement G.O. (AGM Insured)	5.00	7/1/35	363,114
300,000	Puerto Rico Sales Tax Financing Corp. Rev.	6.00	8/1/39	336,807
250,000	Puerto Rico Sales Tax Financing Corp. Rev.	5.25	8/1/40	274,238
500,000	Puerto Rico Sales Tax Financing Corp. Rev. [1]	1.23	8/1/57	285,650

				4,535,433

Rhode Island - 0.3%
500,000	RI Hsg. & Mortgage Finance Corp. Rev.	4.00	10/1/28	510,495

See accompanying notes to financial statements.
SEPTEMBER 30, 2012	19

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2012

Sit Tax-Free Income Fund (Continued)

Principal		Coupon	Maturity	Fair
Amount ($)	Name of Issuer	Rate (%)	Date	Value ($)

South Carolina - 0.3%
410,000	SC Education Assistance Auth. Student Loan Rev.	5.10	10/1/29	455,297
76,190	SC Jobs Economic Dev. Auth. Health Care Facs. Rev. (Woodlands at Furman Proj.) [6]	0.40	11/15/47	379
177,778	SC Jobs Economic Dev. Auth. Health Care Facs. Rev. (Woodlands at Furman Proj.)	6.00	11/15/47	126,217

				581,893

South Dakota - 0.2%

250,000	SD Health & Educational Facs. Auth. Rev.	5.00	9/1/32	266,305

Tennessee - 0.9%
495,000	Metro Govt. Nashville & Davidson Co. Health & Education Facs. Rev. (Prestige Proj.) 2, [5]	7.50	12/20/40	272,235
1,850,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	5.35	1/1/19	241,980
7,875,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	5.55	1/1/29	790,492
1,630,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2, [5]	6.00	1/1/29	16
210,000	Tennessee Housing Dev. Agy. Rev.	4.20	7/1/42	215,669

				1,520,392

Texas - 6.8%
1,000,000	Arlington Higher Education Finance Corp., Education Rev. (Arlington Classics Academy)	7.00	8/15/28	1,084,160
65,000	Bexar Co. Hsg. Fin. Corp. Rev. (Dublin Kingswood & Waterford Apts.)	7.50	12/1/14	60,115
250,000	Bexar Co. Hsg. Fin. Corp. Rev. (Dymaxion & Marbach Park Apts. Proj.) (NATL-RE Insured)	6.10	8/1/30	252,500
540,000	Bexar Co. Hsg. Fin. Corp. Rev. (Honey Creek Apartments Proj.) 2, [5]	8.00	4/1/30	237,605
440,000	Bexar Co. Hsg. Fin. Corp. Rev. (Waterford Proj.)	6.50	12/1/21	439,947
1,844,000	Dallas Hsg. Finance Corp. Multifamily Mtg. Rev. (Towne Center Apts.) (GNMA Collateralized)	6.75	10/20/32	1,866,995
1,465,449	Galveston Co. Municipal Utility	6.01	2/27/13	1,172,476
600,000	Harris Co. Cultural Education Facs. Finance Corp. Rev. (Space Center Houston Proj.) [4]	6.75	8/15/21	662,286
620,000	Harris Co. Housing Finance Corp. Rev. (FHA/VA/VEREX Mtgs.) [6]	10.34	10/15/15	440,343
240,000	Houston Hotel Occupancy Rev. Ref.	5.25	9/1/29	268,243
500,000	Houston Hotel Occupancy Rev. Ref. (Convention & Entertainment Facs.)	5.00	9/1/30	515,430
500,000	Newark Cultural Education Facs. Finance Corp. Rev. (A.W. Brown-Fellowship Leadership)	6.00	8/15/32	528,345
250,000	Tarrant Co. Cultural Education Facs. Fin. Rev. (Mirador Proj.)	7.75	11/15/19	286,995
550,000	Travis Co. Health Facs. Dev. Corp. Rev. (First Mortgage - Longhorn Village Proj.)	5.50	1/1/17	550,578
500,000	Travis Co. Health Facs. Dev. Corp. Rev. (First Mortgage - Longhorn Village Proj.)	6.00	1/1/22	512,035
250,000	Travis Co. Health Facs. Dev. Corp. Rev. (Westminster Manor)	6.25	11/1/16	257,862
500,000	TX Municipal Gas Acquisition & Supply Corp. I Sr. Lien Rev. [1]	1.71	12/15/26	376,995
300,000	TX Municipal Gas Acquisition & Supply Corp. II Rev. [1]	1.13	9/15/27	236,052
750,000	TX Private Activity Surface Transportation Corp. Rev. (LBJ Infrastructure)	7.50	6/30/33	953,918
250,000	TX Public Finance Auth. Charter School Finance Corp. Rev. (Cosmos Foundation, Inc.)	6.00	2/15/30	287,178
450,000	TX Turnpike Auth. Rev. (AMBAC Insured)	5.00	8/15/42	453,096
500,000	West Travis Co. Public Utility Agy. Rev.	5.00	8/15/25	516,000

				11,959,154

Utah - 1.7%
332,000	UT Assoc. Municipal Power System Rev.	4.75	5/1/22	332,040
857,000	UT Assoc. Municipal Power System Rev.	5.00	5/1/27	857,181
290,000	UT Hsg. Corp. Single Family Mtg. Rev.	5.75	1/1/33	328,205
500,000	UT Hsg. Corp. Single Family Mtg. Rev.	4.60	7/1/34	540,945
500,000	UT Hsg. Corp. Single Family Mtg. Rev. (State Street Plaza Proj.) (FHLMC Collateralized)	4.10	7/1/30	530,545
300,000	UT Infrastructure Agy. Rev. (AGM Insured)	5.50	10/15/30	359,037

				2,947,953

Virginia - 1.2%
500,000	Farms New Kent Community Dev. Auth. Special Assessment	5.13	3/1/36	314,920
275,000	Loudoun Co. Industrial Dev. Auth. Rev. (Falcons Landing)	6.00	8/1/28	294,704
250,000	VA Hsg. Dev. Auth. Rev. (GO of Authority Insured)	6.25	7/1/31	287,102

See accompanying notes to financial statements.
20	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal
Amount ($)/		Coupon	Maturity	Fair
Quantity	Name of Issuer	Rate (%)	Date	Value ($)

375,000	VA Hsg. Dev. Auth. Rev. (GO of Authority Insured)	3.75	3/1/34	382,058
250,000	VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.)	4.60	12/1/38	266,028
500,000	VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.)	5.00	12/1/39	538,670

				2,083,482

Washington - 1.2%
260,000	Grant Co. Public Hospital District No. 1	5.25	9/1/13	260,593
540,000	Greater Wenatchee Regional Events Center Public Facs. District Sales Tax Financing Rev. Ref.	5.00	9/1/27	537,732
480,000	Kalispel Tribe Indians Priority District Rev.	6.20	1/1/16	468,346
500,000	WA Health Care Facs. Auth. Rev. (Swedish Health Services Proj.)	6.50	11/15/27	594,920
300,000	WA Hsg. Finance Commission Single Family Mtg. Rev.	4.60	10/1/33	325,941

				2,187,532

Wisconsin - 1.9%
500,000	Oconto Waterworks & Sewer System Rev.	4.00	5/1/32	517,730
250,000	WI General Fund Rev. Appropriation Rev.	6.00	5/1/27	313,922
250,000	WI Health & Education Facs. Auth. Rev. (Aurora Health Care Proj.)	6.40	4/15/33	254,122
500,000	WI Health & Education Facs. Auth. Rev. (Beaver Dam Community Hospital, Inc.)	6.75	8/15/34	514,670
250,000	WI Health & Education Facs. Auth. Rev. (Marshfield Clinic Proj.)	5.00	2/15/40	269,992
200,000	WI Health & Education Facs. Auth. Rev. (Synergy Health, Inc. Proj.)	6.00	11/15/23	209,638
200,000	WI Public Finance Auth. Rev. (Glenridge Palmer Ranch Proj.)	7.00	6/1/20	226,580
500,000	WI Public Finance Auth. Rev. (Glenridge Palmer Ranch Proj.)	8.25	6/1/46	593,530
340,000	WI Public Finance Auth. Rev. (Horizon Academy West Charter School)	5.25	9/1/22	340,245

				3,240,429

Wyoming - 0.6%
1,000,000	WY Community Dev. Auth. Rev.	4.25	12/1/37	1,025,960

Total Municipal Bonds (cost: $168,405,513)				156,236,287

Closed-End Mutual Funds - 6.9%
34,800	AllianceBernstein National Municipal Income Fund, Inc. (AFB)			574,548
45,400	BlackRock Long-Term Municipal Advantage Trust (BTA)			598,372
33,800	BlackRock MuniHoldings Florida Insured Fund (MFL)			551,278
54,500	BlackRock MuniYield Florida Fund (MYF)			931,405
73,100	BlackRock MuniYield Insured Fund (MYI)			1,159,366
23,700	BlackRock MuniYield Michigan Insured Fund (MIY)			386,784
23,000	BlackRock MuniYield Michigan Insured Fund II (MYM)			340,630
208,600	DWS Municipal Income Trust (KTF)			3,151,946
31,200	Invesco PA Value Muni Income Trust (VPV)			500,136
7,900	Invesco Quality Muni (IQT)			120,317
43,300	Invesco Van Kampen Advantage Muni Income Trust (VKI)			608,365
32,389	Invesco Van Kampen Trust for Investment Grade Municipals (VGM)			527,294
25,923	Managed Duration Investment Grade (MZF)			424,879
5,000	Nuveen Michigan Premium Income Municipal Fund (NMP)			77,500
21,500	Nuveen Premier Municipal Income Fund (NPF)			332,605

114,332	Nuveen Premium Income Fund (NPM)			1,788,152

Total Closed-End Mutual Funds (cost: $9,759,897)				12,073,577

See accompanying notes to financial statements.
SEPTEMBER 30, 2012	21

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2012

Sit Tax-Free Income Fund (Continued)

		Fair
Quantity	Name of Issuer	Value($)

Short-Term Securities - 3.7%
6,523,146	Dreyfus Tax-Exempt Cash Management Fund, 0.004%
Total Short-Term Securities (cost: $6,523,146)		6,523,146

Total Investments in Securities - 99.9% (cost: $184,688,556)		174,833,010
Other Assets and Liabilities, net - 0.1%		230,694

Total Net Assets - 100.0%		$175,063,704

[1]	Variable rate security. Rate disclosed is as of September 30, 2012.

[2]	Securities considered illiquid by the Investment Adviser. The total value of such securities as of September 30, 2012 was $4,129,788 and represented 2.4% of net assets.

[4]

144A Restricted Security. The total value of such securities as of September 30, 2012 was $2,298,223 and represented 1.3% of net assets. These securities been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[5]	The issuer is in default of certain debt covenants. Income is not being accrued. The total value of such securities as of September 30, 2012 was $4,129,788 and represented 2.4% of net assets.

[6]	Zero coupon security. Rate disclosed is the effective yield on purchase date.

[9]

Municipal Lease Security. The total value of such securities as of September 30, 2012 was $1,404,427 and represented 0.8% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of September 30, 2012 is as follows (See Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Price ($)	observable inputs ($)	unobservable inputs ($)	Total ($)

Short-Term Securities	6,523,146	—	—	6,523,146
Closed-End Mutual Funds	12,073,577	—	—	12,073,577
Municipal Bonds	—	156,236,287	—	156,236,287

Total:	18,596,723	156,236,287	—	174,833,010

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
22	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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SEPTEMBER 30, 2012	23

Sit Minnesota Tax-Free Income Fund

OBJECTIVE & STRATEGY

The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.

During normal market conditions, the Fund invests 100% of its net assets in municipal securities that generate interest income that is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax (“AMT”), up to 20% of the Fund’s income may be alternative minimum taxable income.

The Sit Minnesota Tax-Free Income Fund provided a total return of +4.08% for the six-month period ended September 30, 2012, compared with a total return of +2.58% for the Barclays Capital 5-Year Municipal Bond Index. As of September 30, 2012, the Fund’s 30-day SEC yield was 3.60% and its 12-month distribution rate was 3.89%.

Tax-exempt municipal bond yields continued to decline during the six-month period, resulting in strong returns for the asset class. The tax-exempt yield curve flattened as long-term bond yields declined substantially while intermediate and short yields decreased to a lesser extent. Credit spreads also narrowed during the period. The State of Minnesota’s revenues in fiscal 2012 exceeded its budget forecast, improving the state’s fiscal position. Moreover, the state continues to have a lower unemployment rate and a higher level of economic growth than the nation, which benefits both general obligation and revenue bonds. While total municipal bond issuance in Minnesota during the first nine-months of 2012 is well above the same period in 2011, much of the issuance has been to refund existing issues. Furthermore, much of the supply in Minnesota this year has been issued at relatively low yields, challenging the investment opportunities for the Fund.

The Fund’s outperformance during this period was due predominantly to duration and to a lesser extent, quality and industry positioning.The Fund benefited from its longer duration versus the benchmark, as longer bonds performed much better than shorter bonds. From a quality perspective, the Fund maintained its average credit quality at A, but benefited from having a meaningful portion of the portfolio invested in non-rated or below investment grade bonds. In terms of industry positioning, the largest industry sectors in the portfolio were multi-family mortgage revenue, healthcare, single family mortgage revenue, education/student loan revenue, and other revenue bonds. These five sectors comprised nearly three-fourths of the portfolio, and each outperformed the benchmark return. Out of the eighteen industry sectors in the portfolio only one, escrowed to maturity/pre-refunded bonds, lagged the benchmark return.

The Fund maintains its duration longer than its benchmark, with significant weightings in intermediate and longer-term bonds.Although the tax-exempt yield curve continued to flatten during the period, it

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays 5-Year Municipal Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

remains relatively steep on a historical basis. While credit spreads have tightened markedly since the 2008 financial crisis, we believe that credit spreads for many bonds rated A and below, as well as for select non-rated bonds, remain attractive. Therefore, even with the strong returns provided by the Fund over the past year and the low level of absolute yields at present, we believe the Fund’s duration, credit quality and industry weightings have it well-positioned for the current environment. As always, our strategy continues to emphasize income, which we believe is the primary driver of return over the long run.

Michael C. Brilley

Debra A. Sit, CFA

Paul J. Jungquist, CFA

Senior Portfolio Managers

24	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of September 30, 2012

	Sit Minnesota Tax-Free Income Fund	Barclays 5-Year Muni. Bond Index[1]	Lipper MN Muni. Bond Fund Index[2]
Six Month	4.08%	2.58%	n/a
One Year	8.44	4.68	8.14%
Five Years	5.72	5.72	5.59
Ten Years	4.80	4.37	4.59
Since Inception (12/1/93)	5.20	5.01	4.95

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index made for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Multifamily Mortgage	19.0%
Hospital/Health Care	17.8%
Single Family Mortgage	14.0%
Education/Student Loan	10.6%
Other Revenue	8.7%
Utility	6.1%
Sectors less than 5.0%	13.9%
Cash & Other Net Assets	9.9%

Based on total net assets as of September 30, 2012. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 9/30/12:	$10.65 Per Share
Net Asset Value 3/31/12:	$10.42 Per Share
Total Net Assets:	$377.1 Million
30-day SEC Yield [3]:	3.60%
Tax Equivalent Yield [4]:	6.01%
12-month Distribution Rate [3]:	3.89%
Average Maturity:	14.7 Years
Effective Duration [5]:	4.4 Years

3 The SEC Yield reflects the rate at which the Fund is earning income on its current portfolio of securities, while the distribution rate reflects the Fund’s past dividends paid to shareholders based on the net investment income distributed and the average NAV during the past 12 months. Accordingly, the Fund’s SEC yield and distribution rate may differ.

4 The tax-equivalent yield is based on an assumed federal tax rate of 35.0% and a Minnesota tax rate of 7.85%, for an effective combined tax rate of 40.1%.

5 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the market value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Adviser’s Assessment of Non-Rated Securities:
AAA	0.0%
AA	1.9
A	2.5
BBB	12.5
BB	16.4
<BB	0.3

Total	33.6%

SEPTEMBER 30, 2012	25

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2012

Sit Minnesota Tax-Free Income Fund

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

Municipal Bonds - 89.1%
Education/Student Loan - 10.6%
1,070,000	Brooklyn Park Lease Rev. (Prairie Seeds Academy Proj.)	8.00	3/1/20	1,197,737
2,500,000	Duluth Hsg. & Redev. Auth. Lease Rev. (Public Schools Academy)	5.00	11/1/21	2,604,550
6,617,742	Intermediate School District 287 Lease Rev.	5.30	11/1/32	6,959,681
545,000	Minneapolis Educational Fac. Lease Rev. (Seed/Harvest Preparatory Proj.) (LOC-U.S. Bank)	5.13	1/1/16	431,733
875,000	Minneapolis Educational Fac. Lease Rev. (Seed/Harvest Preparatory Proj.) (LOC-U.S. Bank)	6.25	1/1/21	656,250
910,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/14	939,338
600,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/22	640,758
160,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/23	170,315
1,000,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/37	1,046,090
1,649,463	MN Higher Education Fac. Auth. Rev. (College of St. Benedict)	4.49	10/1/16	1,686,394
250,000	MN Higher Education Fac. Auth. Rev. (College of St. Benedict)	5.13	3/1/36	265,268
1,713,080	MN Higher Education Fac. Auth. Rev. (College of St. Catherine)	4.75	4/26/27	1,719,041
400,000	MN Higher Education Fac. Auth. Rev. (College of St. Scholastica Inc.)	4.00	12/1/32	404,996
750,000	MN Higher Education Fac. Auth. Rev. (Hamline Univ.)	6.00	10/1/32	887,438
1,000,000	MN Higher Education Fac. Auth. Rev. (Hamline Univ.)	6.00	10/1/40	1,156,580
750,000	MN Higher Education Fac. Auth. Rev. (Macalester College-Seven-I)	5.00	6/1/35	868,830
435,000	MN Higher Education Fac. Auth. Rev. (St. Catherine Univ.)	5.00	10/1/32	493,229
1,400,000	MN Higher Education Fac. Auth. Rev. (St. Scholastica College)	5.00	12/1/27	1,480,878
1,800,000	MN Higher Education Fac. Auth. Rev. (St. Scholastica College)	6.30	12/1/40	2,067,984
500,000	MN Higher Education Fac. Auth. Rev. (St. Scholastica College-H)	5.25	12/1/35	550,075
1,250,000	MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	6.00	10/1/25	1,388,638
132,587	MN Higher Education Fac. Auth. Rev. Lease Rev. (Concordia Univ.)	5.25	4/25/14	134,470
2,500,000	MN Office of Higher Education Rev. (Suppl. Student Loan Prog.)	5.00	11/1/29	2,828,025
708,097	Olmsted Co. Hsg. & Redev. Auth. (Schaeffer Academy Proj.)	4.98	4/25/27	644,864
440,000	Pine City Lease Rev. (Lakes International Language Academy Proj.)	5.75	5/1/16	456,557
830,000	Pine City Lease Rev. (Lakes International Language Academy Proj.)	6.00	5/1/26	850,086
215,000	Ramsey Lease Rev. (Pact Charter School Proj.)	5.65	12/1/13	218,307
1,650,000	Ramsey Lease Rev. (Pact Charter School Proj.)	6.50	12/1/22	1,720,884
350,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Community of Peace Academy Proj.)	4.35	12/1/12	350,350
1,500,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Community of Peace Academy Proj.)	5.00	12/1/18	1,536,585
600,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Hmong Academy Proj.)	5.50	9/1/18	622,218
130,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (New Spirit Charter School Proj.)	6.50	12/1/12	130,471
600,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Nova Classical Academy Proj.)	5.70	9/1/21	649,212
500,000	St. Paul Hsg. & Redev. Auth. Rev. Ref. (St. Paul Academy & Summit School)	5.00	10/1/24	553,040
1,610,000	Victoria Private School Fac. Rev. (Holy Family Catholic High)	4.00	9/1/23	1,623,105

				39,933,977

General Obligation - 2.5%
1,000,000	Bemidji Sales Tax G.O.	5.00	2/1/34	1,173,990
1,350,000	Bemidji Sales Tax G.O.	6.00	2/1/41	1,688,715
650,000	Dakota Co. Community Dev. Agy. Sr. Hsg. Facs. G.O.	5.00	1/1/26	744,497
495,000	Northern Mariana Islands Commonwealth G.O. [11]	5.00	10/1/22	443,342
1,500,000	Puerto Rico Public Improvement G.O. [11]	5.50	7/1/39	1,549,035
1,000,000	Puerto Rico Public Improvement G.O. [11]	5.75	7/1/36	1,059,860
1,000,000	Puerto Rico Public Improvement G.O. [11]	6.00	7/1/28	1,097,640
1,500,000	Puerto Rico Public Improvement G.O. [11]	6.50	7/1/40	1,696,485

				9,453,564

Hospital/Health Care - 17.8%
4,025,000	Breckenridge Rev. (Catholic Health Initiatives Proj.)	5.00	5/1/30	4,238,526

See accompanying notes to financial statements.
26	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

400,000	Carlton Health Care & Hsg. Fac. Rev. Ref. (Faith Care Center Proj.)	5.20	4/1/16	412,156
365,000	Cold Spring Health Care Facs. Rev. (Assumption Home, Inc. Proj.)	7.25	3/1/23	400,025
1,000,000	Cuyuna Range Hosp. Dist. Health Facs. Rev.	5.20	6/1/25	1,018,470
390,000	Detroit Lakes Hsg. & Health Facs. Rev. Ref. (CDL Homes Proj.)	2.14	8/1/34	390,448
1,500,000	Detroit Lakes Hsg. Rev. Ref. (Mankato Lutheran Proj.)	2.39	8/1/34	1,493,145
1,500,000	Douglas Co. Gross Health Care Facs. Rev. (Douglas Co. Hospital Proj.)	6.00	7/1/28	1,660,965
2,000,000	Duluth Economic Dev. Auth. Rev. (St. Lukes Hospital Oblig. Group)	4.75	6/15/22	2,001,400
1,600,000	Duluth Economic Dev. Auth. Rev. (St. Lukes Hospital Oblig. Group)	5.75	6/15/32	1,649,072
2,500,000	Duluth Economic Dev. Auth. Rev. (St. Lukes Hospital Oblig. Group)	6.00	6/15/39	2,587,150
160,000	Elk River Rev. (Care Choice Member Proj.)	5.60	8/1/13	160,021
1,925,000	Glencoe Health Care Fac. Rev. (Glencoe Regional Health Services Proj.)	5.00	4/1/25	1,953,990
970,000	Hastings Health Care Fac. Rev. (Regina Medical Center) (ACA Insured)	5.25	9/15/18	971,533
705,000	Hastings Health Care Fac. Rev. (Regina Medical Center) (ACA Insured)	5.30	9/15/28	705,303
780,000	Maple Grove Health Care Fac. Rev. (North Memorial Health Care Proj.)	5.00	9/1/29	799,789
1,200,000	Maple Grove Health Care System Rev. (Maple Grove Hospital Corp.)	5.25	5/1/25	1,277,496
1,500,000	Maple Grove Health Care System Rev. (Maple Grove Hospital Corp.)	5.25	5/1/28	1,587,555
600,000	Minneapolis & St. Paul Hsg. & Redev. Auth. Rev. (Health Partners)	5.88	12/1/29	616,860
255,000	Minneapolis Health Care Fac. Rev. (Augustana Chapel View Homes Proj.)	5.00	6/1/15	255,275
270,000	Minneapolis Health Care Fac. Rev. (Augustana Chapel View Homes Proj.)	5.10	6/1/16	270,294
1,470,000	Minneapolis Health Care Fac. Rev. (Jones-Harrison Residence Proj.)	5.40	10/1/25	1,486,626
835,000	Minneapolis Hsg. & Health Care Facs. Rev. Ref. (Providence Proj.)	5.50	10/1/14	866,454
200,000	Minneapolis Hsg. Fac. Rev. (Augustana Chapel View Homes Proj.)	5.50	6/1/27	199,992
500,000	Minneapolis Hsg. Fac. Rev. (Augustana Chapel View Homes Proj.)	5.75	1/1/19	500,615
530,000	Minneapolis Hsg. Fac. Rev. (Augustana Chapel View Homes Proj.)	5.80	1/1/24	530,514
180,000	Minneapolis Pooled Rev. (Care Choice Member Proj.)	5.75	4/1/19	180,054
2,705,000	Minneapolis Rev. Ref. (Walker Campus)	4.50	11/15/20	2,773,409
1,100,000	Minneapolis Rev. Ref. (Walker Campus)	5.00	11/15/24	1,141,569
10,000	MN Agricultural & Economic Dev. Board Rev. (Fairview Health Care System Proj.)	6.38	11/15/22	10,025
130,000	MN Agricultural & Economic Dev. Board Rev. (Fairview Health Care System Proj.)	6.38	11/15/29	130,277
550,000	Moorhead Economic Dev. Auth. Rev.	4.60	9/1/25	552,519
1,300,000	New Hope Health Care Facs. Rev. (MN Masonic Home North Ridge Proj.)	5.88	3/1/29	1,300,533
1,175,000	New Hope Health Care Facs. Rev. (MN Masonic Home North Ridge Proj.)	5.90	3/1/19	1,176,187
1,500,000	Rochester Health Care Facs. Rev. (Olmsted Medical Center Proj.)	5.88	7/1/30	1,651,230
1,270,000	Sartell Health Care & Hsg. Facs. Rev. (Foundation for Healthcare Proj.)	6.63	9/1/29	1,270,648
1,000,000	Sauk Rapids Health Care & Hsg. Facs. Rev. (Good Shepherd Lutheran Home Proj.)	6.75	1/1/24	1,059,310
1,000,000	Sauk Rapids Health Care & Hsg. Facs. Rev. (Good Shepherd Lutheran Home Proj.)	7.25	1/1/29	1,064,920
3,475,000	Shakopee Health Care Facs. Rev. (St. Francis Regional Medical Center Proj.)	5.25	9/1/34	3,550,060
4,000,000	St. Cloud Health Care Rev. (CentraCare Health System)	5.00	5/1/25	4,177,920
2,000,000	St. Louis Park Health Care Facs. Rev. (Park Nicollet Health Proj.)	5.50	7/1/29	2,237,500
350,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Gillette Childrens Specialty Proj.)	5.00	2/1/20	361,046
500,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Gillette Childrens Specialty Proj.)	5.00	2/1/21	514,305
4,200,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (HealthPartners Oblig. Group Proj.)	5.25	5/15/36	4,384,842
700,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Regions Hospital Proj.)	5.20	5/15/13	702,317
2,120,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Regions Hospital Proj.)	5.25	5/15/18	2,124,812
2,393,234	St. Paul Hsg. & Redev. Auth. Rev. (Nursing Home NTS-Episcopal)	5.63	10/1/33	2,441,817
50,000	St. Paul Hsg. & Redev. Auth. Rev. (Regions Hospital Proj.)	5.30	5/15/28	50,054
2,500,000	Stillwater Health Care Rev. (Health System Obligation Proj.)	5.00	6/1/25	2,590,425
525,000	West St. Paul Health Care (Walker Thompson Hill)	6.75	9/1/31	572,744
500,000	Winona Health Care Facs. Rev. (Winona Health Obligation)	5.00	7/1/34	527,900
1,300,000	Winsted Health Care Rev. (St. Mary’s Care Center Proj.)	6.00	9/1/25	1,366,781

See accompanying notes to financial statements.
SEPTEMBER 30, 2012	27

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2012

Sit Minnesota Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

1,250,000	Winsted Health Care Rev. (St. Mary’s Care Center Proj.)	6.50	9/1/34	1,312,825

				67,259,703

Industrial/Pollution Control - 1.8%
2,250,000	Moorhead Rev. (Amer. Crystal Sugar Co. Recovery Zone Fac.)	5.65	6/1/27	2,483,752
505,000	Owatonna Industrial Dev. Rev. (Slidell, Inc. Proj.) [8]	7.38	5/1/17	176,593
1,655,000	St. Paul Port Auth. Solid Waste Disposal Rev. (Ecullet Proj.)	6.25	11/1/15	1,747,746
2,000,000	Tobacco Securitization Auth. (Tobacco Settlement Proj.)	5.25	3/1/31	2,256,600

				6,664,691

Insured - 3.3%
500,000	Minneapolis & St. Paul Hsg. & Redev. Rev. (Children’s Hospital) (AGM Insured)	5.00	8/15/34	550,885
2,010,000	Minneapolis & St. Paul Metro Airport Commission Rev. Ref. (NATL-RE FGIC Insured)	5.00	1/1/22	2,170,257
1,750,000	Minneapolis & St. Paul Metro Airport Commission Rev. Ref. (NATL-RE FGIC Insured)	5.00	1/1/25	1,924,878
1,025,000	Minneapolis Health Care Facs. Rev. (Fairview Health Svcs.) (Assured Guaranty)	6.50	11/15/38	1,271,964
350,000	Plymouth Health Facs. Rev. (West Health Proj.) (AGM Insured)	6.13	6/1/24	350,959
600,000	Puerto Rico Public Improvement G.O. (AGM Insured) [11]	5.13	7/1/30	600,426
1,000,000	Puerto Rico Public Improvement G.O. (AGM Insured) [11]	5.25	7/1/20	1,128,460
1,000,000	Puerto Rico Public Improvement G.O. (Assured Guaranty) 1, [11]	3.32	7/1/20	1,003,900
1,000,000	St. Cloud Health Care Rev. (CentraCare Health System Proj.) (Assured Guaranty)	5.50	5/1/39	1,113,470
1,910,000	St. Paul Hsg. & Redev. Sales Tax Rev. Ref. (Civic Center) (AGM Insured)	7.10	11/1/23	2,264,592

				12,379,791

Multifamily Mortgage - 19.0%
785,000	Anoka Co. Hsg. & Redev. Rev. (Recovery Zone Fac.-Park River Estates)	6.50	11/1/25	841,598
250,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.25	6/1/21	266,440
300,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.25	12/1/21	318,927
375,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.38	6/1/22	401,115
385,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.38	12/1/22	410,783
1,000,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	6.00	12/1/30	1,076,610
150,000	Cambridge Hsg. & Health Care Facs. Rev. (Grandview West Proj.)	5.50	10/1/13	150,248
500,000	Cambridge Hsg. & Health Care Facs. Rev. (Grandview West Proj.)	5.80	10/1/18	500,585
1,000,000	Cambridge Hsg. & Health Care Facs. Rev. (Grandview West Proj.)	6.00	10/1/28	1,000,680
980,000	Champlin Multifamily Hsg. Rev. (Champlin Drive Apts.)	6.00	1/1/27	1,048,326
215,000	Chaska Multifamily Hsg. Rev. (West Suburban Hsg. Partners Proj.) [8]	5.38	9/1/14	214,986
500,000	Cloquet Hsg. Fac. Rev. Ref. (HADC Cloquet LLC Proj.)	5.50	8/1/25	501,425
250,000	Columbia Heights Multifamily & Health Care Fac. Rev. (Crest View Corp Proj.)	5.30	7/1/17	231,590
1,200,000	Coon Rapids Multifamily Hsg. Rev. Ref. (Margaret Place Apartments)	6.50	5/1/25	1,200,672
2,530,000	Cottage Grove Sr. Hsg. Rev. (PHS, Inc. Proj.)	5.00	12/1/31	2,546,900
2,315,000	Cottage Grove Sr. Hsg. Rev. (PHS, Inc. Proj.)	6.00	12/1/46	2,357,665
470,000	Eden Prairie Multifamily Hsg. Rev. Ref. (Rolling Hills Proj.) (GNMA Collateralized)	6.00	8/20/21	490,224
675,000	Eden Prairie Multifamily Hsg. Rev. Ref. (Rolling Hills Proj.) (GNMA Collateralized)	6.15	8/20/31	704,099
1,635,000	Eden Prairie Multifamily Hsg. Rev. Ref. (Rolling Hills Proj.) (GNMA Collateralized)	6.20	2/20/43	1,705,534
80,000	Eveleth Multifamily Hsg. Rev. Sr. (Manor House Woodland Proj.)	5.10	10/1/12	80,000
165,000	Eveleth Multifamily Hsg. Rev. Sr. (Manor House Woodland Proj.)	5.15	10/1/13	165,013
1,660,000	Grand Rapids Hsg. & Redev. Auth. (Lakeshore Place & Forest Park West Apartments Proj.)	5.30	10/1/29	1,660,564
250,000	Inver Grove Heights Nursing Home Rev. Ref. (Presbyterian Homes)	5.38	10/1/26	253,722
245,000	Inver Grove Heights Nursing Home Rev. Ref. (Presbyterian Homes)	5.50	10/1/33	248,104
1,400,000	Maplewood Multifamily Hsg. Rev. (Park Edge Apartments Proj.) [8]	6.50	5/1/29	1,400,420
2,765,000	Minneapolis & St. Paul Hsg. & Redev. Auth. Multifamily Hsg. Rev. (GNMA Collateralized) [8]	4.75	1/20/42	2,807,747
680,000	Minneapolis Hsg. Rev. (Keeler Apartments Proj.)	5.00	10/1/37	666,679
4,000,000	Minneapolis Mulitfamily Hsg. Rev. (Riverside Plaza)	6.00	11/1/13	3,985,240
595,000	Minneapolis Multifamily Hsg. Rev. (Blaisdell Apartments Proj.) [8]	5.10	4/1/17	588,265

See accompanying notes to financial statements.
28	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)

295,000	Minneapolis Multifamily Hsg. Rev. (Garr Scott Loft Proj.) (LOC U.S. Bank) [8]	5.95	5/1/30	295,876
145,000	Minnetonka Multifamily Hsg. Rev. Ref. (Archer Heights Apartments Proj.) (GNMA Collateralized) [8]	5.10	7/20/13	145,386
975,000	Minnetonka Multifamily Hsg. Rev. Ref. (Archer Heights Apartments Proj.) (GNMA Collateralized) [8]	5.20	1/20/18	976,999
1,750,000	MN Hsg. Fin. Agy. Rental Hsg. [8]	5.10	8/1/47	1,792,595
85,000	MN Hsg. Fin. Agy. Rental Hsg. (GO of AGY. Insured) [8]	4.88	8/1/24	85,944
250,000	MN Hsg. Fin. Agy. Rental Hsg. (GO of AGY. Insured)	5.05	8/1/31	278,198
2,560,000	MN Hsg. Fin. Agy. Rental Hsg. (GO of AGY. Insured)	5.25	8/1/40	2,793,242
1,660,000	MN Hsg. Fin. Agy. Rental Hsg. (GO of AGY. Insured)	5.45	8/1/41	1,854,718
1,185,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GO of AGY. Insured) [8]	5.00	7/1/21	1,254,974
485,000	Moorhead Economic Dev. Auth. Rev. Ref. (EverCare Sr. Living LLC)	4.55	9/1/24	487,871
280,000	Moorhead Economic Dev. Auth. Rev. Ref. (EverCare Sr. Living LLC)	4.65	9/1/26	281,688
210,000	Moorhead Economic Dev. Auth. Rev. Ref. (EverCare Sr. Living LLC)	4.70	9/1/27	211,457
1,000,000	Moorhead Health Care Rev. Ref. (EverCare Sr. Living LLC)	5.00	9/1/32	1,001,260
250,000	Moorhead Health Care Rev. Ref. (EverCare Sr. Living LLC)	5.13	9/1/37	248,682
500,000	North Oaks Sr. Hsg. Rev. (Presbyterian Homes North Oaks Proj.)	5.25	10/1/13	509,240
1,565,000	North Oaks Sr. Hsg. Rev. (Presbyterian Homes North Oaks Proj.)	5.63	10/1/17	1,707,556
650,000	North Oaks Sr. Hsg. Rev. (Presbyterian Homes North Oaks Proj.)	5.75	10/1/22	700,550
1,000,000	North Oaks Sr. Hsg. Rev. (Presbyterian Homes North Oaks Proj.)	6.00	10/1/33	1,061,070
60,000	Norwood Young America Economic Dev. Auth. Govt. Rev. (Harbor at Peace Village)	5.35	8/1/15	60,188
200,000	Norwood Young America Economic Dev. Auth. Govt. Rev. (Harbor at Peace Village)	5.63	8/1/20	200,526
550,000	Norwood Young America Economic Dev. Auth. Govt. Rev. (Harbor at Peace Village)	5.75	8/1/25	551,040
425,000	Norwood Young America Economic Dev. Auth. Govt. Rev. (Harbor at Peace Village)	6.00	8/1/31	426,028
1,000,000	Oak Park Heights Hsg. Rev. (Oakgreen Commons Proj.)	6.00	8/1/25	1,054,190
420,000	Richfield Sr. Hsg. Rev. Ref. (Richfield Sr. Hsg., Inc. Proj.)	5.00	12/1/15	413,326
430,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	5.25	12/1/17	455,185
455,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	5.50	12/1/18	488,643
475,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	5.75	12/1/19	518,173
250,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.) (Gty. Agmt. Samaritan Bethany)	7.38	12/1/41	281,832
4,000,000	Rochester Multifamily Hsg. Rev. (Essex Place Apartments Proj.) (FHLMC)	3.75	6/1/29	4,171,520
2,200,000	Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	4.00	9/1/20	2,181,256
1,135,000	Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	5.25	9/1/27	1,169,481
240,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.13	2/1/22	252,204
275,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.13	8/1/22	288,307
175,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.38	2/1/24	183,738
150,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.38	8/1/24	157,389
150,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.50	2/1/25	157,716
3,000,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	6.25	8/1/30	3,248,940
1,285,000	St. Paul Hsg. & Redev. Auth. Multifamily Ref. Rev. Ref. (Series Center Proj.)	5.20	11/1/22	1,295,961
2,985,000	St. Paul Hsg. & Redev. Auth. Multifamily Rev. Ref. (Univ. & Dale Proj.) (GNMA Collateralized) [8]	4.82	7/20/46	3,098,430
445,000	Stillwater Multifamily Hsg. Rev. (Orleans Homes LP Proj.) [8]	5.00	2/1/17	455,773
120,000	Victoria Sr. Hsg. Rev. (Chanhassen, Inc. Proj.)	5.50	8/1/18	120,066
695,000	Washington Co. Hsg. & Redev. Auth. Govt. Hsg. Rev. Ref. (Woodland Park Apartments Proj.) (CNTY Gty.)	4.70	10/1/26	697,238
2,000,000	Wayzata Sr. Hsg. Rev. (Folkestone Sr. Living Community)	4.88	5/1/19	2,021,800
730,000	Wayzata Sr. Hsg. Rev. (Folkestone Sr. Living Community)	5.20	5/1/25	756,776
770,000	Wayzata Sr. Hsg. Rev. (Folkestone Sr. Living Community)	5.25	5/1/26	797,420
790,000	Wayzata Sr. Hsg. Rev. (Folkestone Sr. Living Community)	5.25	11/1/26	818,132
1,250,000	Wayzata Sr. Hsg. Rev. (Folkestone Sr. Living Community)	5.50	11/1/32	1,288,750
270,000	Willmar Hsg. & Redev. Auth. Multifamily Rev. (Copperleaf)	8.00	3/15/41	272,886
250,000	Woodbury Economic Dev. Auth. Sr. Hsg. Rev. (Summerhouse)	5.75	6/1/41	253,358

				71,647,739

Municipal Lease [9] - 2.5%
500,000	Anoka Co. Hsg. & Redev. Rev.	5.63	5/1/22	550,320

See accompanying notes to financial statements.
SEPTEMBER 30, 2012	29

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2012

Sit Minnesota Tax-Free Income Fund (Continued)

Principal		Coupon	Maturity	Fair
Amount ($)	Name of Issuer	Rate (%)	Date	Value ($)

500,000	Anoka Co. Hsg. & Redev. Rev.	6.63	5/1/30	548,460
500,000	Anoka Co. Hsg. & Redev. Rev.	6.88	5/1/40	548,010
1,417,576	Carver Scott Co. Lease Purchase Agreement	5.00	8/4/20	1,456,914
18,000	Hennepin Co. Hsg. & Redev. Auth. Rev.	5.70	8/1/13	18,071
74,914	Intermediate School District 287 Lease Rev.	4.78	3/15/13	75,132
2,000,000	MN Hsg. Fin. Agy. Non-Profit Hsg. Rev. (St. Appropriation)	5.00	8/1/31	2,296,820
500,000	Puerto Rico Public Finance Corp. (Commonwealth Appropriation) [11]	5.50	8/1/31	524,575
150,000	St. Paul Port Auth. Lease Rev. (Office Building)	5.25	12/1/27	151,108
1,250,000	Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	5.13	10/1/20	1,320,875
400,000	Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	5.25	10/1/25	415,936
245,000	Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	5.38	10/1/30	257,365
1,171,787	Winona School District 861 Lease Purchase	6.04	8/1/24	1,173,545

				9,337,131

Other Revenue Bonds - 8.7%
1,030,000	Bloomington Port Auth. Recovery Zone Fac. Rev. (Radisson Blu MOA LLC)	6.25	12/1/16	1,089,400
510,000	Columbia Heights Economic Dev. Auth. Tax Increment Rev. (Huset Park Area Redev.)	5.20	2/15/22	484,102
652,671	Crystal Governmental Fac. Rev.	5.10	12/15/26	745,416
1,000,000	Guam Govt. Hotel Occupancy Tax Rev. [11]	6.00	11/1/26	1,178,930
230,000	McLeod Co. Commercial Dev. Rev. (Southwest MN Foundation)	5.13	12/1/31	240,283
475,000	Minneapolis Community Dev. Agy. Limited Tax Common Bond Fund (Discount Steel) [8]	5.25	6/1/19	476,962
1,500,000	Minneapolis National Marrow Donor Program Rev.	4.88	8/1/25	1,558,065
325,000	Minneapolis Tax Increment Rev. (Grant Park Proj.)	5.00	2/1/16	331,364
245,000	Minneapolis Tax Increment Rev. Ref. (East River/Unocal Site Proj.)	5.10	2/1/17	251,750
240,000	Minneapolis Tax Increment Rev. Ref. (East River/Unocal Site Proj.)	5.20	2/1/21	242,182
165,000	Minneapolis Tax Increment Rev. Ref. (St. Anthony Falls Proj.)	4.50	2/1/13	165,645
125,000	Minneapolis Tax Increment Rev. Ref. (St. Anthony Falls Proj.)	4.80	2/1/13	125,635
1,000,000	MN Development Rev. Limited Tax Supported Comm. Board	6.00	12/1/40	1,177,900
2,000,000	MN Development Rev. Limited Tax Supported Comm. Board	6.25	12/1/30	2,477,860
1,185,000	Mound Hsg. & Redev. Auth. Tax Increment Rev. Ref. (Metroplain Proj.)	5.00	2/15/27	1,188,934
280,000	Puerto Rico Infrastucture Financing Auth. Special Tax Rev. Ref. (AMBAC Insured) 6, [11]	8.40	7/1/28	117,309
500,000	St. Anthony Hsg. & Redev. Auth. Tax Increment Rev. (Silver Lake Village Hsg.)	4.75	2/1/17	506,785
500,000	St. Anthony Hsg. & Redev. Auth. Tax Increment Rev. (Silver Lake Village Hsg.)	4.90	2/1/22	500,895
1,000,000	St. Louis Park Economic Dev. Auth. Tax Increment Rev. (Hoigaard Vlg.)	5.00	2/1/23	1,047,730
500,000	St. Paul Hsg. & Redev. Auth. Rev. (Jimmy Lee Recreation Center Proj.)	4.75	12/1/26	549,705
500,000	St. Paul Hsg. & Redev. Auth. Rev. (Jimmy Lee Recreation Center Proj.)	5.00	12/1/32	541,595
1,125,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (9th St. Lofts Proj.)	6.38	2/15/28	1,105,988
1,009,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Drake Marble Proj.)	6.75	3/1/28	1,009,575
370,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Emerald Gardens Proj.)	5.00	3/1/15	378,732
765,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Emerald Gardens Proj.)	6.50	3/1/29	824,112
1,049,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (North Quadrant Owner Occupied Proj.)	7.00	2/15/28	1,050,542
899,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (North Quadrant Owner Occupied Proj.)	7.50	2/15/28	899,530
2,841,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	6.80	3/1/29	2,842,960
1,782,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	6.90	3/1/29	1,783,372
805,000	St. Paul Port Auth. Lease Rev. (Regions Hospital Parking Ramp Proj.)	5.00	8/1/21	844,204
2,525,000	St. Paul Port Auth. Lease Rev. (Regions Hospital Parking Ramp Proj.)	5.00	8/1/36	2,570,728
2,000,000	St. Paul Port Auth. Rev. (Amherst H. Wilder Fndtn.-3)	5.00	12/1/36	2,231,160
715,000	St. Paul Recreational Facs. Gross Rev. (Highland National Proj.)	5.00	10/1/25	791,512
300,000	Steele Co. Health Care Fac. Gross Rev. Ref. Crossover	5.00	6/1/30	305,724
1,000,000	Virgin Islands Public Finance Auth. Rev. (Diago Proj.) [11]	6.63	10/1/29	1,178,440

				32,815,026

See accompanying notes to financial statements.
30	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Principal		Coupon	Maturity	Fair
Amount ($)	Name of Issuer	Rate (%)	Date	Value ($)

Public Facilities - 0.3%
1,075,000	St. Paul Hsg. & Redev. Auth. Parking Rev. (Smith Ave. Proj.)	5.00	8/1/35	1,141,005

Sales Tax Revenue - 0.8%
1,000,000	Puerto Rico Sales Tax Financing Corp. Rev. [11]	5.25	8/1/40	1,096,950
500,000	Puerto Rico Sales Tax Financing Corp. Rev. [11]	6.00	8/1/39	561,345
1,500,000	Puerto Rico Sales Tax Financing Corp. Rev. 6, [11]	6.25	8/1/33	1,304,835

				2,963,130

Single Family Mortgage - 14.0%
1,895,000	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA)	4.45	12/1/32	2,065,626
990,000	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	4.63	12/1/30	1,074,061
1,285,000	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	4.88	12/1/33	1,413,449
906,460	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.13	12/1/40	960,622
404,519	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.15	12/1/38	418,451
1,145,686	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.30	12/1/39	1,220,191
940,000	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA)	4.45	12/1/27	1,035,269
160,193	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA) [8]	5.00	12/1/38	165,196
157,982	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA)	5.70	4/1/27	164,725
403,279	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	5.10	4/1/27	423,077
1,773,036	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.25	12/1/40	1,891,209
846,992	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	5.45	4/1/27	898,294
375,000	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.52	3/1/41	403,402
5,935,000	MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA)	4.40	7/1/32	6,114,830
5,750,000	MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	4.45	7/1/31	6,272,905
3,070,000	MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	4.70	1/1/31	3,419,182
5,490,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	5.10	1/1/40	5,891,923
495,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GO of AGY. Insured)	3.85	1/1/29	524,581
3,880,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GO of AGY. Insured)	3.90	7/1/30	4,122,228
200,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (GO of AGY. Insured) [8]	5.10	7/1/38	207,650
730,000	MN Hsg. Fin. Agy. Rev. (GNMA-FNMA Collateralized)	5.00	1/1/31	802,693
190,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	4.90	7/1/29	207,863
1,070,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.00	7/1/38	1,126,485
1,765,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.05	7/1/34	1,920,973
260,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. [8]	5.10	7/1/20	260,426
275,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.20	1/1/23	290,824
1,015,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.90	7/1/28	1,087,410
880,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	4.75	7/1/27	914,135
1,915,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	4.80	7/1/26	1,993,400
590,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.00	1/1/37	613,181
1,520,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.15	7/1/28	1,608,798
1,530,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.25	7/1/33	1,615,420
880,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.50	7/1/28	901,956
945,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (GO of AGY. Insured) [8]	5.65	7/1/33	996,597

				53,027,032

Transportation - 1.7%
2,500,000	Minneapolis & St. Paul Metro Airport Commission Rev. Ref. [8]	5.00	1/1/22	2,838,200
3,500,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev. (AMBAC Insured) [8]	5.00	1/1/25	3,634,470

				6,472,670

Utility - 6.1%
1,000,000	Central MN Municipal Power Agy. Electric Rev. (Southeast Twin Cities Transmission Proj.)	5.00	1/1/42	1,121,900

See accompanying notes to financial statements.
SEPTEMBER 30, 2012	31

SCHEDULE OF INVESTMENTS (Unaudited)

September 30, 2012

Sit Minnesota Tax-Free Income Fund (Continued)

Principal
Amount ($)/		Coupon	Maturity	Fair
Quantity	Name of Issuer	Rate (%)	Date	Value ($)

1,000,000	Chaska Electric Rev. Ref. (Generating Facs. Proj.)	5.25	10/1/25	1,078,610
2,000,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/25	2,323,040
1,000,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/30	1,135,340
1,465,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/35	1,549,120
2,000,000	MN Municipal Power Agy. Electric Rev.	5.25	10/1/24	2,163,480
700,000	MN Municipal Power Agy. Electric Rev.	5.25	10/1/27	790,090
1,000,000	MN Municipal Power Agy. Electric Rev.	5.25	10/1/35	1,130,990
500,000	North Branch Electric System Rev.	5.75	8/1/28	545,535
500,000	Puerto Rico Aqueduct & Sewer Auth. Rev. [11]	5.75	7/1/37	523,915
1,250,000	Puerto Rico Electric Power Auth. Rev. Ref. 1, [11]	0.99	7/1/25	974,200
2,000,000	Southern MN Power Agy. Power Supply System Rev.	5.25	1/1/30	2,284,340
3,450,000	Southern MN Power Agy. Power Supply System Rev. (NATL-RE Insured) [1]	2.85	1/1/13	3,451,276
1,000,000	St. Paul Port Auth. Rev. (Energy Park Utility Company Proj.) [8]	5.45	8/1/28	1,018,990
780,000	Virgin Islands Water & Power Auth. Water System Rev. Ref. [11]	5.50	7/1/17	781,872
2,000,000	Western MN Municipal Power Agy. Rev.	3.00	1/1/28	1,996,340

				22,869,038

Total Municipal Bonds (cost: $317,813,891)				335,964,497

Short-Term Securities - 4.5%
1,310,000	Hennepin Co. G.O. [1]	0.17	12/1/25	1,310,000
8,875,000	Minneapolis & St. Paul Hsg. & Redev. Auth. Rev. (Allina Health) [1]	0.17	11/15/34	8,875,000
1,975,000	Minneapolis Hsg. Dev. Rev. (One Ten Grant Proj.) (FNMA) [1]	0.19	9/1/26	1,975,000
5,000,000	Rochester Health Care Facs. Rev. (Mayo Foundation) [1]	0.17	8/15/32	5,000,000

Total Short-Term Securities (cost: $17,160,000)				17,160,000

Closed-End Mutual Funds - 1.0%
74,700	Delaware Investments Minnesota Municipal Income Fund II (VMM)			1,152,621
37,696	First American Minnesota Municipal Income Fund II (MXN)			635,178
111,197	MN Municipal Income Portfolio (MXA)			1,991,538

Total Closed-End Mutual Funds (cost: $3,123,167)				3,779,337

Total Investments in Securities - 94.6% (cost: $338,097,058)				356,903,834
Other Assets and Liabilities, net - 5.4%				20,214,894

Total Net Assets - 100.0%				$377,118,728

[1]	Variable rate security. Rate disclosed is as of September 30, 2012.

[6]	Zero coupon security. Rate disclosed is the effective yield on purchase date.

[8]

Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At September 30, 2012, 9.4% of net assets in the Fund was invested in such securities.

[9]

Municipal Lease Security. The total value of such securities as of September 30, 2012 was $9,337,131 and represented 2.5% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[11]

The Fund may invest in obligations issued by U.S. territories, for example Guam, Puerto Rico, and Virgin Islands. The total value of such securities as of September 30, 2012 was $16,821,519 and represented 4.5% of net assets.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.
32	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

A summary of the levels for the Fund’s investments as of September 30, 2012 is as follows (See Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted	Other significant	Significant
	Price ($)	observable inputs ($)	unobservable inputs ($)	Total ($)
Short-Term Securities	—	17,160,000	—	17,160,000
Closed-End Mutual Funds	3,779,337	—	—	3,779,337
Municipal Bonds	—	335,964,497	—	335,964,497

Total:	3,779,337	353,124,497	—	356,903,834

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
SEPTEMBER 30, 2012	33

STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)

September 30, 2012

	Sit U.S.		Sit Minnesota
	Government	Sit Tax-Free	Tax-Free
	Securities	Income	Income
	Fund	Fund	Fund
ASSETS
Investments in securities, at identified cost	$1,676,742,113	$184,688,556	$338,097,058

Investments in securities, at fair value - see accompanying schedule for detail	$1,717,467,457	$174,833,010	$356,903,834
Cash in bank on demand deposit	19,919,793	390,174	24,491,105
Restricted cash	1,500,000	—	—
Accrued interest and dividends receivable	8,867,067	2,178,143	4,648,028
Receivable for principal paydowns	122,853	—	—
Other receivables	—	192,700	21,000
Receivable for Fund shares sold	9,418,053	659,383	657,263

Total assets	1,757,295,223	178,253,410	386,721,230

LIABILITIES
Payable for investment securities purchased	—	2,440,965	8,560,288
Payable for Fund shares redeemed.	1,816,199	514,015	505,329
Cash portion of dividends payable to shareholders	88,480	120,828	289,808
Accrued investment management fees.	1,161,881	113,898	247,077
Outstanding options written, at fair value (premiums received $89,421)	93,750	—	—

Total liabilities	3,160,310	3,189,706	9,602,502

Net assets applicable to outstanding capital stock	$1,754,134,913	$175,063,704	$377,118,728

Net assets consist of:
Capital (par value and paid-in surplus)	$1,716,157,441	$212,781,316	$366,138,744
Undistributed (distributions in excess of) net investment income	(168,633)	—	—
Accumulated net realized gain (loss) from security transactions and written options	(2,574,910)	(27,862,066)	(7,826,792)
Unrealized appreciation (depreciation) on investments and written options	40,721,015	(9,855,546)	18,806,776

	$1,754,134,913	$175,063,704	$377,118,728

Outstanding shares	154,051,493	18,275,633	35,424,067

Net asset value per share of outstanding capital stock	$11.39	$9.58	$10.65

See accompanying notes to financial statements.
34	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

STATEMENTS OF OPERATIONS (Unaudited)

Six Months Ended September 30, 2012

	Sit U.S.		Sit Minnesota
	Government	Sit Tax-Free	Tax-Free
	Securities	Income	Income
	Fund	Fund	Fund
Investment income:
Income:
Dividends	—	$350,630	$69,013
Interest	$22,129,447	3,738,182	8,012,437

Total income.	22,129,447	4,088,812	8,081,450

Expenses (note 4):
Investment management fee	6,987,502	667,596	1,448,039

Total expenses	6,987,502	667,596	1,448,039

Net investment income	15,141,945	3,421,216	6,633,411

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	607,102	(1,153,175)	164,917
Net realized gain (loss) on written options	(338,229)	—	—

Net change in unrealized appreciation (depreciation) on investments	10,438,680	7,208,549	7,504,549
Net change in unrealized appreciation (depreciation) on written options	86,636	—	—

Net gain (loss)	10,794,189	6,055,374	7,669,466

Net increase (decrease) in net assets resulting from operations	$25,936,134	$9,476,590	$14,302,877

See accompanying notes to financial statements.
SEPTEMBER 30, 2012	35

STATEMENTS OF CHANGES IN NET ASSETS

	Sit U.S. Government
	Securities Fund
	Six Months	Year
	Ended	Ended
	September 30, 2012	March 31,
	(Unaudited)	2012
Operations:
Net investment income.	$15,141,945	$36,722,603
Net realized gain (loss) on investments and written options	268,873	(1,958,679)
Net change in unrealized appreciation (depreciation) of investments and written options	10,525,316	2,451,072

Net increase (decrease) in net assets resulting from operations	25,936,134	37,214,996

Distributions from:
Net investment income.	(15,215,548)	(36,820,960)
Net realized gains on investments	—	—

Total distributions	(15,215,548)	(36,820,960)

Capital share transactions:
Proceeds from shares sold	686,284,297	1,318,167,314
Reinvested distributions	14,465,467	35,123,932
Payments for shares redeemed	(461,489,640)	(906,684,901)

Increase (decrease) in net assets from capital transactions	239,260,124	446,606,345

Total increase (decrease) in net assets	249,980,710	447,000,381

Net assets:
Beginning of period	1,504,154,203	1,057,153,822

End of period *	$1,754,134,913	$1,504,154,203

Capital transactions in shares:
Sold	60,399,638	116,325,137
Reinvested distributions	1,272,775	3,102,575
Redeemed.	(40,619,538)	(80,092,613)

Net increase (decrease)	21,052,875	39,335,099

* Includes undistributed (distributions in excess of) net investment income	($168,633)	($95,030)

See accompanying notes to financial statements.
36	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

Sit Tax-Free		Sit Minnesota Tax-Free
Income Fund		Income Fund
Six Months	Year	Six Months	Year
Ended	Ended	Ended	Ended
September 30, 2012	March 31,	September 30, 2012	March 31,
(Unaudited)	2012	(Unaudited)	2012

$3,421,216	$6,787,389	$6,633,411	$13,371,060
(1,153,175)	(2,069,714)	164,917	(217,285)

7,208,549	13,745,427	7,504,549	22,570,734

9,476,590	18,463,102	14,302,877	35,724,509

(3,427,645)	(6,775,942)	(6,613,507)	(13,341,328)
—	—	—	—

(3,427,645)	(6,775,942)	(6,613,507)	(13,341,328)

32,332,458	21,411,960	53,525,456	90,943,436
2,823,466	5,261,111	5,147,855	10,364,131
(20,800,553)	(24,071,890)	(33,043,546)	(68,996,376)

14,355,371	2,601,181	25,629,765	32,311,191

20,404,316	14,288,341	33,319,135	54,694,372

154,659,388	140,371,047	343,799,593	289,105,221

$175,063,704	$154,659,388	$377,118,728	$343,799,593

3,433,674	2,401,193	5,069,042	8,935,602
298,022	587,524	486,389	1,020,103
(2,203,923)	(2,709,838)	(3,132,977)	(6,837,473)

1,527,773	278,879	2,422,454	3,118,232

—	($6,429)	—	($19,904)

SEPTEMBER 30, 2012	37

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit U.S. Government Securities Fund

	Six Months Ended
	September 30, 2012	Years Ended March 31,
	(Unaudited)	2012	2011	2010	2009	2008
Net Asset Value:
Beginning of period	$11.31	$11.29	$11.13	$10.84	$10.92	$10.56

Operations:
Net investment income [1]	0.10	0.31	0.32	0.44	0.52	0.50
Net realized and unrealized gains (losses) on investments and written options	0.08	0.02	0.16	0.29	(0.08)	0.36

Total from operations	0.18	0.33	0.48	0.73	0.44	0.86

Distributions from:
Net investment income	(0.10)	(0.31)	(0.32)	(0.44)	(0.52)	(0.50)
Net realized gains	—	—	(—)[2]	—	—	—

Total Distributions	(0.10)	(0.31)	(0.32)	(0.44)	(0.52)	(0.50)

Net Asset Value:
End of period	$11.39	$11.31	$11.29	$11.13	$10.84	$10.92

Total investment return [3]	1.59%	2.98%	4.37%	6.88%	4.18%	8.37%

Net assets at end of period (000’s omitted)	$1,754,135	$1,504,154	$1,057,154	$768,720	$390,630	$254,677

Ratios: [4]
Expenses (without waiver) [5]	0.80%	0.80%	0.81%	0.82%	0.83%	0.85%
Expenses (with waiver) [5]	0.80%	0.80%	0.75%	0.80%	0.80%	0.80%
Net investment income (with waiver)	1.73%	2.73%	2.88%	3.85%	4.87%	4.66%

Portfolio turnover rate (excluding short-term securities)	20.36%[6]	33.82%	45.80%	66.89%	59.63%	67.42%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Amount represents less than $0.01 per share.

[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[4]

The ratio information is calculated based on average daily net assets (annualized). Effective November 1, 2010, total Fund expenses are calculated at 0.80% of average daily net assets. Prior to this date, expenses were calculated at a higher rate and the investment adviser voluntarily waived expenses that were otherwise payable by the Fund.

[5]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[6]	Not annualized.

38	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Tax-Free Income Fund

	Six Months Ended
	September 30, 2012	Years Ended March 31,
	(Unaudited)	2012	2011	2010	2009	2008
Net Asset Value:
Beginning of period	$9.23	$8.52	$8.90	$7.93	$9.16	$9.72

Operations:
Net investment income [1]	0.19	0.41	0.41	0.41	0.41	0.40
Net realized and unrealized gains (losses) on investments	0.35	0.71	(0.38)	0.97	(1.23)	(0.56)

Total from operations	0.54	1.12	0.03	1.38	(0.82)	(0.16)

Distributions from:
Net investment income	(0.19)	(0.41)	(0.41)	(0.41)	(0.41)	(0.40)

Net Asset Value:
End of period	$9.58	$9.23	$8.52	$8.90	$7.93	$9.16

Total investment return [2]	5.93%	13.41%	0.26%	17.71%	(9.14% )	(1.72% )

Net assets at end of period (000’s omitted)	$175,064	$154,659	$140,371	$153,495	$138,781	$322,590

Ratios: [3]
Expenses (without waiver) [4]	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Expenses (with waiver) [4]	0.80%	0.80%	0.80%	0.80%	0.79%	0.77%
Net investment income (without waiver)	4.10%	4.62%	4.63%	4.79%	4.63%	4.18%

Portfolio turnover rate (excluding short-term securities)	13.84%[5]	37.18%	30.23%	27.30%	18.51%	42.93%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]

The ratio information is calculated based on average daily net assets (annualized). Total Fund expenses are limited to 0.80% of average daily net assets. However, during the periods above, the investment adviser voluntarily absorbed expenses that were otherwise payable by the Fund.

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

SEPTEMBER 30, 2012	39

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Minnesota Tax-Free Income Fund

	Six Months Ended
	September 30, 2012	Years Ended March 31,
	(Unaudited)	2012	2011	2010	2009	2008
Net Asset Value:
Beginning of period	$10.42	$9.67	$9.88	$8.97	$9.76	$10.21

Operations:
Net investment income [1]	0.19	0.44	0.43	0.43	0.43	0.43
Net realized and unrealized gains (losses) on investments	0.23	0.75	(0.21)	0.91	(0.79)	(0.45)

Total from operations	0.42	1.19	0.22	1.34	(0.36)	(0.02)

Distributions from:
Net investment income	(0.19)	(0.44)	(0.43)	(0.43)	(0.43)	(0.43)

Net Asset Value:
End of period	$10.65	$10.42	$9.67	$9.88	$8.97	$9.76

Total investment return [2]	4.08%	12.48%	2.22%	15.22%	(3.67% )	(0.25% )

Net assets at end of period (000’s omitted)	$377,119	$343,800	$289,105	$290,806	$244,123	$307,738

Ratios: [3]
Expenses [4]	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	3.66%	4.32%	4.35%	4.52%	4.65%	4.25%

Portfolio turnover rate (excluding short-term securities)	7.80%[5]	15.06%	24.48%	11.46%	15.68%	37.48%

[1]	The net investment income per share is based on average shares outstanding for the period.

[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.

[3]	The ratio information is calculated based on average daily net assets (annualized).

[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]	Not annualized.

40	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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SEPTEMBER 30, 2012	41

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended September 30, 2012

(1)	Organization

The Sit Mutual Funds (the Funds) are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Minnesota Tax-Free Income Fund which is non-diversified), open-end management investment companies, or series thereof. The Sit Minnesota Tax-Free Income Fund and the Sit Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. Each fund has 10 billion authorized shares of capital stock. Shares in the U.S. Government Securities Fund have a par value of $0.01, and shares in other funds have a par value of $0.001. This report covers the bond funds of the Sit Mutual Funds.

The investment objective for each of these Funds is as follows:

Fund	Investment Objective
U.S. Government Securities	High level of current income and safety of principal.
Tax-Free Income	High level of current income that is exempt from federal income tax, consistent with the preservation of capital.
Minnesota Tax-Free Income	High level of current income that is exempt from federal regular income tax and Minnesota regular personal income tax, consistent with the preservation of capital.

(2)	Significant Accounting Policies

Investments in Securities

Investment securities are carried at fair value based upon closing market quotations on the last business day of the period. Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, at the last reported bid price. Consistent with the Funds’ valuation policies and procedures, the current fair value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from broker-dealers or quotation systems. Securities for which market quotations are not available, such as private placement securities, are valued at fair value according to methods selected in good faith by Sit Investment Associates, Inc. (the “Adviser”) and may include dealer-supplied valuations or other inputs and assumptions that pricing services would typically utilize. Short-term investments of sufficient credit quality with maturities of 60 days or less when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value. Option and future contracts entered into and held by the Funds are valued at the close of the securities and commodities exchange on which they are traded.

Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified-cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis. Dividends received from closed-end fund holdings are included in Dividend Income and distributions from capital gains, if any, are included in Net Realized Gain (Loss).

Delivery and payment for securities which have been purchased by the Funds on a forward commitment or when-issued basis can take place two weeks or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery.

The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

Derivative Instruments

The Funds apply derivative instrument disclosure standards in order to enable investors to understand how and why the Funds use derivatives, how derivatives are accounted for, and how derivative instruments affect the Funds’ financial statements.

42	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended September 30, 2012 (Continued)

To hedge interest rate risk, the U.S. Government Securities Fund purchased put option and wrote call option contracts traded on a U.S. exchange. Risks of purchasing and writing options include the possibility of an illiquid market and that a change in the value of the option may not correlate with changes in the value of the underlying securities.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Fund recognizes a realized gain or loss when the option is sold or expired. Option holdings within the Fund, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Fund since they are exchange traded. During the six months ended September 30, 2012, the average volume of derivative activity in the U.S. Government Securities Fund were as follows:

		Average	Average
	Average	Premium	Notional
	Cost	Received	Amount
Purchased Put Options	$95,412	—	$233,333
Written Call Options	—	$153,571	2,200,000

The number of open option contracts outstanding as of September 30, 2012 also serve as indicators of the volume of activity for the Fund throughout the period.

Balance Sheet - Values of derivatives as of September 30, 2012

U.S. Government Securities Fund

	Asset Derivatives Value [1]	Liability Derivatives Value [2]
Interest rate risk:
Purchased put options	$7,031	—
Written call options	—	$93,750

1 Statement of Assets and Liabilities location: Investments in securities, at fair value.

2 Statement of Assets and Liabilities location: Outstanding options written, at fair value.

The effect of derivative instruments on the statement of operations for the six months ended September 30, 2012:

U.S. Government Securities Fund

	Amount of Realized	Change in Unrealized
	Gain (Loss) on Derivatives [3]	Appreciation (Depreciation) on Derivatives [4]
Interest rate risk:
Purchased put options	($509,910)	$64,103
Written call options	(338,229)	86,636

[3]	Statement of Operations location: Net realized gain (loss) on investments and net realized gain (loss) on written options, respectively.
[4]	Statement of Operations location: Net change in unrealized appreciation (depreciation) on investments and net change in unrealized appreciation (depreciation) on written options, respectively.

Transactions in written options for the six months ended September 30, 2012 were as follows:

	Number of
	Contracts	Premium

Outstanding, March 31, 2012	800	$96,536
Call options written	7,050	1,260,897
Call options expired	—	—
Call options closed	(6,850)	(1,268,012)

Outstanding, September 30, 2012	1,000	$89,421

SEPTEMBER 30, 2012	43

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended September 30, 2012 (Continued)

Fair Value Measurements

The inputs and valuations techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

•

Level 1 – quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•

Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The fair value of the Funds’ bonds are generally based on quotes received from brokers or independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities.

A summary of the levels for the Funds’ investments as of September 30, 2012 is included with the Funds’ schedules of investments.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. The Funds have recorded in their financial statements the full benefit of their tax positions taken in connection with the RIC qualification and distribution requirements of the RIC. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of September 30, 2012, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise returns for the 2009, 2010, and 2011 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

44	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended September 30, 2012 (Continued)

At September 30, 2012, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Cost of Securities on a Tax Basis
U.S. Government Securities	$52,914,517	($12,189,173)	$40,725,344	$1,676,742,113
Tax-Free Income	11,917,304	(21,772,850)	(9,855,546)	184,688,556
Minnesota Tax-Free Income	19,985,968	(1,179,192)	18,806,776	338,097,058

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. The tax character of distributions paid during the fiscal years ended March 31, 2012 and 2011 were as follows:

Year Ended March 31, 2012:

	Ordinary Income	Tax-Exempt Income	Long Term Capital Gain	Total
U.S. Government Securities	$36,820,960	—	—	$36,820,960
Tax-Free Income*	83,152	$6,692,790	—	6,775,942
Minnesota Tax-Free Income*	83,224	13,258,104	—	13,341,328
*	98.8% and 99.4% of dividends were derived from interest on tax-exempt securities, on the Tax-Free Income and Minnesota Tax-Free Income Funds, respectively.

Year Ended March 31, 2011:

	Ordinary Income	Tax-Exempt Income	Long Term Capital Gain	Total
U.S. Government Securities	$26,999,851	—	$271,533	$27,271,384
Tax-Free Income*	49,497	$7,034,048	—	7,083,545
Minnesota Tax-Free Income*	29,469	12,812,808	—	12,842,277
*	99.3% and 99.8% of dividends were derived from interest on tax-exempt securities, on the Tax-Free Income and Minnesota Tax-Free Income Funds, respectively.

As of March 31, 2012 the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Accumulated Gain (Loss)	Unrealized Appreciation (Depreciation)
U.S. Government Securities	—	—	($3,027,216)	$30,379,132
Tax-Free Income	—	$148,899	(26,731,415)	(17,041,571)
Minnesota Tax-Free Income	—	253,624	(8,108,918)	11,419,436

SEPTEMBER 30, 2012	45

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended September 30, 2012 (Continued)

Net capital loss carryovers and late year losses, if any, as of March 31, 2012, are available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (“Act”), the Funds’ are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses, and will not be considered exclusively short-term as under previous law. The Funds’ first fiscal year end subject to the Modernization Act is March 31, 2012. The net capital loss carryovers and the expiration dates for capital losses carryover from pre-enactment taxable years and the late year losses deferred as of March 31, 2012, were as follows:

	Pre-Enactment		Post-Enactment		Late Year Losses Deferred	Accumulated Capital and Other Losses
	Net Capital Loss		Unlimited Period of Net
	Carryover Expiring in:		Capital Loss Carryover

	2013	2014-2019	Short-Term	Long-Term

U.S. Government Securities	—	—	$1,791,533	$1,235,683	—	$3,027,216
Tax-Free Income	$3,741,370	$19,109,911	—	3,801,560	$78,574	26,731,415
Minnesota Tax-Free Income	396,122	7,508,570	—	204,134	92	8,108,918

For the year ended March 31, 2012, the Funds’ utilized capital losses and expired capital losses as follows:

	Utilized	Expiring In	Expired
Tax-Free Income	—	2012	$1,461,177
Minnesota Tax-Free Income	—	2012	403,028

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

(3)	Investment Security Transactions

The cost of purchases of and proceeds from sales and maturities of investment securities, other than short-term securities, for the six months ended September 30, 2012, were as follows:

	Purchases		Proceeds

	U.S. Government	Other	U.S. Government	Other

U.S. Government Securities	$612,900,824	—	$338,916,192	—
Tax-Free Income	—	$35,257,962	—	$22,114,539
Minnesota Tax-Free Income	—	55,116,053	—	26,108,912

46	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Six Months Ended September 30, 2012 (Continued)

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. SIA also is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

Average Daily Net Assets
U.S. Government Securities	0.80%
Tax-Free Income	0.80%
Minnesota Tax-Free Income	0.80%

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of September 30, 2012:

	Shares	% Shares Outstanding
U.S. Government Securities	3,136,202	2.0
Tax-Free Income	2,892,878	15.8
Minnesota Tax-Free Income	3,155,859	8.9

(5)	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events that would require disclosure in or adjustments to the financial statements.

SEPTEMBER 30, 2012	47

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period April 1, 2012 to September 30, 2012.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

	Beginning Account Value (4/1/12)	Ending Account Value (9/30/12 )	Expenses Paid During Period* (4/1/12- 9/30/12)
U.S. Government Securities Fund
Actual	$1,000	$1,015.90	$4.04
Hypothetical	$1,000	$1,021.06	$4.05

Tax-Free Income Fund
Actual	$1,000	$1,059.30	$4.13
Hypothetical	$1,000	$1,021.06	$4.05

Minnesota Tax-Free Income Fund
Actual	$1,000	$1,040.80	$4.09
Hypothetical	$1,000	$1,021.06	$4.05

*Expenses are equal to the Funds’ annualized expense ratio of 0.80% multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period.)

48	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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SEPTEMBER 30, 2012	49

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

Each fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting policies and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling the Funds at 1-800-332-5580, and is available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds’ file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available without charge upon request by calling the Funds at 1-800-332-5580 and are available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

50	SIT MUTUAL FUNDS SEMI-ANNUAL REPORT

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Semi-Annual Report
September 30, 2012

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center
Minneapolis, MN 55402

CUSTODIAN
The Bank Of New York Mellon
One Wall Street
New York, NY 10286

TRANSFER AGENT AND DISBURSING AGENT
BNY Mellon Investment Servicing
4400 Computer Drive
Westborough, MA 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Minneapolis, MN

LEGAL COUNSEL
Dorsey & Whitney LLP
Minneapolis, MN

Sit Mutual Funds

1-800-332-5580
www.sitfunds.com

Sit Bond 9-2012

Item 2:	Code of Ethics. Not applicable to Semi-Annual Report.

Item 3:	Audit Committee Financial Expert. Not applicable to Semi-Annual Report.

Item 4:	Principal Accountant Fees and Services. Not applicable to Semi-Annual Report.

Item 5:	Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:	Portfolio Managers of Closed-End Management Companies.

Not applicable to open-end investment companies.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:	Controls and Procedures -

(a)

Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

b)

There were no changes in the Registrant’s internal control over financial reporting as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Exhibits:

(a)	The following exhibits are attached to this Form N-CSR:

(2)

A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)	Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SIT MUTUAL FUNDS II, INC.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen, Vice President, Treasurer

Date	November 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen, Vice President, Treasurer

Date	November 29, 2012

By (Signature and Title)	/s/ Roger J. Sit
Roger J. Sit, Chairman

Date	November 29, 2012